                                                                    EXHIBIT 10.2

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.


                          SCHEDULE 1 - EXISTING DEBT

                            EQUIPMENT NOTES PAYABLE
                            -----------------------

  1.*Promissory Note, for manufacturing equipment located in Ensenada, Mexico, dated December 31, 1993 with General Electric Capital Corporation.

  2.*Promissory Note, for manufacturing equipment located in Ensenada, Mexico, dated February 15, 1994 with General Electric Capital Corporation.

  3.*Promissory Note, for manufacturing equipment located in Ensenada, Mexico, dated April 12, 1995 with General Electric Capital Corporation.

  4.*Promissory Note, to be executed for the purchase of manufacturing equipment in favor of General Electric Capital Corporation for approximately
                                  $1,200,000.

                               CREDIT AGREEMENTS
                               -----------------

  5.Revolving Credit agreement between Congress Financial Corporation and Safety Components International Inc., payable at the discretion of the borrower with a
  $3.5 million maximum limit and interest payable monthly at prime plus 1.0%, expiring July 18, 1996.

                                   GUARANTEES
                                   ----------

  6.*Guarantee of Safety Components International, Inc. in favor of Midland Bank relating to overdraft and deposit facility between Midland Bank and Automotive
   Safety Components International Limited for the amount of 500,000 pounds.

                                   OTHER DEBT
                                   ----------

  7.*European Coal and Steel Community ("ECSC") Loan to Automotive Safety Components International Limited dated January 20, 1994 administered by Midland
  Bank on behalf of ECSC. Principal is due in annual installments of $194,125 beginning January 12, 1999 to January 12, 2002.

  8.*Chattel Mortgage, for manufacturing equipment located at Automotive Safety Components International Limited, dated November 13, 1993 with Forward Asset
                               Finance Limited.

  9.*Automotive Safety Components International Limited has an overdraft and deposit facility of 500,000 pounds with Midland Bank.


*All of the above listed indebtedness will remain outstanding after the Closing except for Item 5 above.

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.


                          SCHEDULE 2 - EXISTING LIENS


                            1.  The following liens:

===================================================================================================================
 Name and Address of    Name and Address of      Place of Filing (State  Filing/Recording Info  Collateral
 Debtor                 Secured Party            and Dept. or County)                           Description
===================================================================================================================
Safety Components       Congress Financial       Sec. of State, CA       Recorded: 07/18/94     Accounts, contract
International, Inc.     Corporation (Western)                            --------               rights, general
3190 Pullman St.        225 South Lake Ave.                              Doc. #: 94-146172      intangibles,
Costa Mesa, CA          Pasadena, CA 91101*                              ----                   documents,
 92626                                                                                          instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
-------------------------------------------------------------------------------------------------------------------
Safety Components       Congress Financial       Sec. of State, OH       Recorded: 07/19/94     Accounts, contract
International, Inc.     Corporation (Western)                            --------               rights, general
3190 Pullman St.        225 South Lake Ave.                              Doc. #: AL15779        intangibles,
Costa Mesa, CA          Pasadena, CA 91101*                              ------                 documents,
 92626                                                                                          instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
-------------------------------------------------------------------------------------------------------------------
Safety Components       Congress Financial       Crawford County,        Recorded: 7/18/94      Accounts, contract
International, Inc.     Corporation (Western)    OH                      --------               rights, general
3190 Pullman St.        225 South Lake Ave.      County Recorder         Doc. #: 21244          intangibles,
Costa Mesa, CA          Pasadena, CA 91101*                              ------                 documents,
 92626                                                                                          instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
-------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Sec. of State, CA       Recorded: 07/18/94     Accounts, contract
515 N East St.          Corporation Western                              --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 94-146174      intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
-------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Sec. of State, TN       Recorded: 07/18/94     Accounts, contract
515 N East St.          Corporation Western                              --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 94332086       intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.


                          SCHEDULE 2 - EXISTING LIENS

===================================================================================================================
 Name and Address of    Name and Address of      Place of Filing (State  Filing/Recording Info  Collateral
 Debtor                 Secured Party            and Dept. or County)                           Description
===================================================================================================================
Galion, Inc.            Congress Financial       Crawford County         Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western      County Recorder         --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 21243          intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Summit County, OH       Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western      County Recorder         --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 483544         intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Montgomery              Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western      County, OH              --------               rights, general
Galion, OH 44833        225 South Lake Ave.      County Recorder         Doc. #: 9408481        intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Franklin County, OH     Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western      County Recorder         --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 23706          intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Sec. of State, CT       Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western                              --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: 1065708        intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Galion, Inc.            Congress Financial       Sec. of State, OH       Recorded: 7/18/94      Accounts, contract
515 N East St.          Corporation Western                              --------               rights, general
Galion, OH 44833        225 South Lake Ave.                              Doc. #: AL15611        intangibles,
                        Pasadena, CA 91101*                              ------                 documents,
                                                                                                instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.


                          SCHEDULE 2 - EXISTING LIENS

===================================================================================================================
 Name and Address of    Name and Address of      Place of Filing (State  Filing/Recording Info  Collateral
 Debtor                 Secured Party            and Dept. or County)                           Description
===================================================================================================================
Automotive Safety       Congress Financial       Sec. of State, CA       Recorded: 07/18/94     Accounts, contract
Components              Corporation Western                              --------               rights, general
International, Inc.     225 South Lake Ave.                              Doc. #: 94-146173      intangibles,
3190 Pullman St.        Pasadena, CA 91101*                              ------                 documents,
Costa Mesa, CA                                                                                  instruments,
92626                                                                                           inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
--------------------------------------------------------------------------------------------------------------------
Valentec Systems,       Congress Financial       Dept. of State, Fl      Recorded: 04/23/93
Inc.                    Corporation (Western)                            --------
3190 Pullman St.        225 South Lake Ave.                              Doc. #: 930000085116
Costa Mesa, CA          Pasadena, CA 91101*                              ------
92626

--------------------------------------------------------------------------------------------------------------------
Valentec Systems,       Congress Financial       Sec. of State, VA       Recorded: 04/22/93
Inc.                    Corporation (Western)                            --------
3190 Pullman St.        225 South Lake Ave.                              Doc. #: 930422-7741
Costa Mesa, CA          Pasadena, CA 91101*                              ------
92626
--------------------------------------------------------------------------------------------------------------------
Valentec Systems,       Congress Financial       Sec. of State, CA       Recorded: 07/18/94     Accounts, contract
Inc.                    Corporation (Western)                            --------               rights, general
3190 Pullman St.        225 South Lake Ave.                              Doc. #: 94-146171      intangibles,
Costa Mesa, CA          Pasadena, CA 91101*                              ------                 documents,
92626                                                                                           instruments,
                                                                                                inventory,
                                                                                                equipment, fixtures,
                                                                                                and other property
=====================================================================================================================

                        ______________________________

          * Will be released upon the consummation of this financing.
  2)Liens securing the indebtedness described in paragraphs 1-3 of Schedule 1 above.
 3)Liens to be granted securing the indebtedness to be secured as described in paragraph 4 of Schedule 1 above.

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.


                          SCHEDULE 5.5 - CONSENTS


                                  A. CONSENTS

1. Landlord Waiver re: property at 2155 Paseo de las Americas, Suite 33 Otay Mesa, San Diego, CA

2.   Landlord Waiver re: property at 200 Valley Road, Mt. Arlington, NJ

3.   Landlord Waiver re: property at 7580 E. Gray Road, Scottsdale, AZ

4.   Landlord Waiver re: property at 3190 Pullman Street, Costa Mesa, CA

5. An assignment of claims needs to be filed relating to the assignment of receivables under the following contract:

                            VALENTEC SYSTEMS, INC.
                            ----------------------

   DAAA0-94-C-0532 contract, issued by HQ, IOC, effective September 16, 1994
                                 (120MM, M933)
                       Current Award Price:  $65,032,406
                         Remaining Value:  $41,100,406
                                 Not Assigned


             Modification     Date       Modification     Date
             ------------     ----       ------------     ----

             P00001           1/02/95    P00005           6/13/95

             P00002           undated    P00006           6/29/95

             P00003           2/17/95    P00007           pending

             P00004           3/22/95


                                  B.  NOTICES

1. Notice to sole administrator of Automotive Safety Components International, S.A. de C.V.

                                             Jurisdiction of
                                             Incorporation of  Direct or Indirect   Percentage
Borrower              Subsidiaries           Subsidiaries      Ownership            Ownership
========              ============           ============      =========            =========
Safety Components     Automotive Safety
International, Inc.   Components
                      International, Inc.    Delaware                Direct         100%

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                          SCHEDULE 5.8 - SUBSIDIARIES

                    Galion, Inc.            Delaware            Direct          100%

                    Valentec Systems, Inc.  Delaware            Direct          100%

                    Automotive Safety
                    Components                                                  9.9% (999
                    International, S.A.                                         hares of 1000
                    de C.V.                 Mexico              Indirect        hares outstanding)

                    Automotive Safety
                    Components
                    International Limited   United Kingdom      Indirect        100%

                    Automotive Safety
                    Components
                    International, s.r.o.   Czech Republic      Indirect        100%

Automotive Safety   Automotive Safety                                           99.9% (999
Components          Components                                                  shares of 1000
International       International, S.A.                                         shares
                    de C.V.                 Mexico               Direct         outstanding)

                    Automotive Safety
                    Components
                    International Limited   United Kingdom       Direct         100%

                    Automotive Safety
                    Components
                    International, s.r.o.   Czech Republic       Direct         100%

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                             SCHEDULE 5.14 - ERISA

None.

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

           SCHEDULE 5.15 - ENVIRONMENTAL, SAFETY AND HEALTH MATTERS


Safety Components International, Inc.'s financial statements included a $350,000 accrual for environmental remediation. This accrual relates to two areas of underground contamination at Galion, Inc.'s facility in Galion, Ohio. One area involves a localized plating solution spill which is currently being handled by the existing waste water treatment system. The second area involves a chlorinated solvent spill in the vicinity of a former above ground storage area. The Company has retained environmental consultants to further quantify the extent of this problem; such environmental consultants estimate that the Company's voluntary plan of remediation will take three to five years to complete.

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                            SCHEDULE 5.25 - LEASES


1. Property Leased:    Office/warehouse space at 2155 Paseo de las Americas,
                       Suite 33 Otay Mesa, San Diego, CA
   Term of Lease: 4/1/95 to 3/31/98
   Lessor:             CASAS International Brokerage, Inc.
   Lessee:        Automotive Safety Components International, Inc.
   Annual Rental Cost: $50,796

2. Property Leased:    Office Space at 200 Valley Road, Mt. Arlington, N.J.
   Term of Lease: 10/1/95 to 09/30/2000
   Lessor:             Mt. Arlington Corporate Center
   Lessee:        Valentec Systems, Inc.
   Annual Rental Cost: $39,846

3. Property Leased:    Office Space at 7580 E. Gray Road, Scottsdale, AZ
   Term of Lease: 8/01//95 to 7/31/98
   Lessor:             Pacific Reality Holdings, Inc.
   Lessee:        Safety Components International, Inc.
   Annual Rental Cost: $86,900

4. Property Leased:    Buildings at Boulevard Estancia, Ensenada, Mexico
   Term of Lease: 2/15/95 to 2/15/98
   Lessor:             Immobiliaria Calibert, S.A. de C.V
   Lessee:        Automotive Safety Components International, S.A. de C.V.
   Annual Rental Cost: $339,768

5. Property Leased:    Factory at Penyfan Industrial Estate, Crumlin, Gwent,
                       Wales
   Term of Lease: 9/93 to 9/03
   Lessor:             Valentec International Ltd. (sublease)
   Lessee:        Automotive Safety Components International Limited
   Annual Rental Cost: $112,400

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                  SCHEDULE 5.26 - LIST OF MATERIAL CONTRACTS

1 Airbag Purchase Agreement by and between TRW Vehicle Safety Systems, Inc. and Valentec International Corporation ("VIC") dated March 31, 1993 (confidential treatment granted as to part)

2 Long-Term Contract for the Supply of Airbags by and between TRW REPA GmbH and Valentec International Limited ("VIL") dated September 20, 1993 (confidential treatment granted as to part)

3 Representation Agreement by and between Automotive Safety Components International, Inc. ("Automotive Safety") and Champion Sales and Service Co. ("Champion") effective as of May 13, 1994

4 Employment Agreement effective as of May 13, 1994, between Safety Components International, Inc. ("SCI") and Robert A. Zummo

5              Facility Agreement dated May 13, 1994, between VIL and Automotive
               Limited

6 Representation Agreement by and between Automotive Limited and Champion effective as of May 13, 1994

7 Form of Sublease Agreement dated May 13, 1994, between VIL and Automotive Limited

8              Contract DAAA09-94-C-0532 (Systems Contract) between SCI and the
               U.S. Army

9 Lease Agreement dated February 15, 1995, between Inmobiliara Calibert, S.A. De C.V. and Automotive Safety Components International S.A. de C.V.

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                          SCHEDULE 5.27 - INVESTMENTS


Account                             Account           Balance at
Name                                Number            2/29/96


Vista Global Money Market           351 272         $   10,485.52
Excelsior Money Market              479              7,628,016.54
Citibank Insured Money Market       468 330 75           5,944.04

    SCHEDULES TO CREDIT AGREEMENT OF SAFETY COMPONENTS INTERNATIONAL, INC.

                SCHEDULE 5.28 - PATENTS, TRADEMARKS, COPYRIGHTS


None.

                                   EXHIBIT A
                                   ---------


                   TRANSFER CERTIFICATE OF MEMBER'S INTEREST


FOR VALUED RECEIVED, AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.


                                          Please ______ Social security or other
                                                      _______________
                                                     --------------------

hereby collaterally sell, assign and transfer unto-- -------------------- ------


                              CITICORP USA, INC.

________________________________________________________________________________

(________________________) Certificate(s) representing 65% of the Member Interests in AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL s.r.o. standing in my
(our) name(s) on the books of said Company represented by Member Certificate(s) No(s)___________________________________________________________________________

herewith, and do hereby irrevocably constitute and appoint______________________ ________________________________________________________attorney to transfer the said Capital Interests on the books of said Company with full power of substitution in the premises.

Dated March __, 1996


                                                    ____________________________


                                                    ____________________________


In presence of


___________________________________________________

                                                                       EXHIBIT A


                             REVOLVING CREDIT NOTE
                             ---------------------


--$10,000,000.00--                                          New York, New York
                                                            March  __, 1996


     FOR VALUE RECEIVED, the undersigned, SAFETY COMPONENTS INTERNATIONAL, INC.; AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.; GALION, INC.; and VALENTEC SYSTEMS, INC., (together with any successors, the "Borrowers"), hereby jointly, severally and unconditionally promise to pay on the Maturity Date, as defined in the Credit Agreement between the Borrowers and Citicorp USA, Inc., dated as of March __, 1996 (the "Credit Agreement"), to the order of CITICORP USA, INC. (together with any successor, the "Bank"), with offices located at 153 East 53rd Street, New York, New York 10022, in lawful money of the United States of America and in immediately available funds, an aggregate amount equal to the lesser of (a) TEN MILLION DOLLARS ($10,000,000.00) or (b) the aggregate unpaid principal amount of all Loans made under the Credit Agreement. The Borrowers further promise to pay interest in like money on the unpaid principal balance of, and, in certain cases, on the unpaid interest due on, this Note from time to time outstanding at the rate and times and computed in the manner provided in the Credit Agreement, but in no event in excess of the maximum rate of interest permitted under applicable law.

     All Loans made by the Bank pursuant to the Credit Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie evidence
                                                          ----- -----
of the accuracy of the information so endorsed; provided, that the failure of
                                                --------
the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the joint and several obligations of the Borrowers to repay any Loans in accordance with the terms of the Credit Agreement.

     This Note is the promissory note referred to in the Credit Agreement, is secured to the extent provided in the Credit Agreement and the other Credit Documents, and is entitled to the benefits thereof and of the guaranty contained in the Credit Agreement. The Borrowers shall make when due any and all payments and prepayments on this Note required under the Credit Agreement. Reference is herein made to the Credit Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity and all other obligations of the Borrowers.

     The Borrowers hereby waive diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.

     This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

     IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS REVOLVING CREDIT NOTE, THE BORROWERS KNOWINGLY AND VOLUNTARILY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO A TRIAL BY JURY AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWERS HEREBY IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING CREDIT NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE BORROWER AND INURE TO THE BENEFIT OF THE LENDER AND ITS SUCCESSORS AND ASSIGNS. If any item or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

     IN WITNESS WHEREOF, the Borrowers have executed and delivered this Note on the date first above written.


                                    SAFETY COMPONENTS INTERNATIONAL,
                                       INC.


                                    By:__________________________
                                    Name:  W. Hardy Myers
                                    Title:   Chief Financial Officer

                                    AUTOMOTIVE SAFETY COMPONENTS

                                      INTERNATIONAL, INC.


                                    By:__________________________
                                    Name: W. Hardy Myers
                                    Title:  Chief Financial Officer



                                    GALION, INC.


                                    By:___________________________
                                    Name: W. Hardy Myers
                                    Title:  Chief Financial Officer

                                    VALENTEC SYSTEMS, INC.



                                    By:___________________________
                                    Name: W. Hardy Myers
                                    Title:    Chief Financial Officer

                                 Grid Schedule

     Attached to and made part of the Revolving Credit Note, dated March __, 1996, by SAFETY COMPONENTS INTERNATIONAL, INC.; AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.; GALION, INC.; and VALENTEC SYSTEMS, INC., to the order of CITICORP USA, INC., pursuant to the Credit Agreement, dated as of March __, 1996, between such parties.


________________________________________________________________________________
________________________________________________________________________________
           Principal    Amount       Unpaid       Name of
           Amount       Repaid or    Principal    Person Making
Date       Borrowed     Prepaid      Balance      Notation
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________

                                                                       EXHIBIT B

                              NOTICE OF BORROWING
                              -------------------


CITICORP USA, INC., as "Lender"
and a party to the Credit Agreement
referred to below
_________________________
_________________________                [Date]


          Attention: Mr. Stephen K. Goetschius

Gentlemen:

          The undersigned, [Name of Borrower], refers to the Credit Agreement, dated as of March ___, 1996 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain other Borrowers and the Bank, and hereby gives you notice, irrevocably, pursuant to
Section 3.1 of such Credit Agreement that the undersigned hereby requests a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Loan (the "Proposed Borrowing") as required by
Section 3.1(b) of the Credit Agreement:

          (i) The Business Day of the Proposed Borrowing is __________ ___,
199__.

          (ii  The aggregate amount of the Proposed Borrowing is $__________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in the Credit Agreement are true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date); and

          (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          (C) [All of the conditions precedent in Section 2.1 of the Credit Agreement have been satisfied in full.]

          (D) All of the conditions precedent in Section 2.2 of the Credit Agreement have been satisfied in full.



                              Very truly yours,

                              [NAME OF BORROWER]


                              By: ____________________________
                                    Title:

                                                                       EXHIBIT C



                           BLOCKED ACCOUNT AGREEMENT
                           -------------------------


March 14, 1996


Citicorp USA, Inc.
153 East 3rd Street
5th Floor/Zone 3
New York, NY  10043

Gentlemen:

i. CoreStates Bank, N.A. (herein "Bank"), is advised that you are making loans to Safety Components International, Inc., Automotive Safety Components International, Inc., Galion, Inc. and Valentec Systems, Inc. (herein the "Borrowers"), with a place of business at 3190 Pullman Street, Costa Mesa, California 92626, which are secured by, among other things, the accounts receivable of Borrowers, and that as a normal requirement to such financing, all *original remittances received by Borrowers as payment for such accounts receivable should be forwarded to you daily on the day of receipt. You have been requested by Borrowers to allow it to establish a special account at Bank for such original remittances, with Bank forwarding to you daily by internal day wire the total amount of such deposits made the previous day. You have indicated that you would be agreeable to this special arrangement provided that Borrowers' right to withdraw from the special account is limited as set forth below, and provided that Bank waives any right of offset it may have with respect to the special account.

i. Borrowers and Bank hereby confirm to you that Special Account ________ (herein) "Blocked Account") has been set up by Borrowers with Bank on which only payments to your order may be drawn, and Bank hereby further agrees, with knowledge that your continued acceptance of this procedure will be in reliance hereon, that it will not exercise or claim any right of offset against the Blocked Account. Bank and Borrowers further waive and release to you any right or claim which Bank or Borrowers may have in any of the funds deposited in the Blocked Account.

i. Unless you direct Bank in writing to the contrary Borrowers and Bank hereby agree that Bank will transfer to you by internal day wire previous day credits one business day after deposit of such funds.

                                                                       EXHIBIT C



Such transfers shall be made as follows:

Citibank, N.A.
ABA# 021000089
Credit Account: 40602292
For further credit to: Safety Components International, Inc.

*Original remittances defined as checks received in three Lock Boxes #______, #______, and #______, wire transfers or deposits made by Borrowers.

i. All Returned checks or other deposits shall be charged to Account #______ which will be an account established by Borrowers at Bank ("Operating Account"). All fees for the Blocked Account and expenses or adjustments for collected funds shall be paid by Borrowers and under no circumstances will the Blocked Account be charged for them.

a)
ii. You hereby agree to indemnify Bank against any losses, claims, or liabilities incurred by Bank * in connection with any payments made by Bank to you in accordance with the provisions hereof, including, without limitations: (a) the amount of any payments made to you hereunder which Bank is legally required to turn over to any trustee in bankruptcy or other third person; and (b) the amount of any items returned to Bank which represent non-payment of any items previously deposited in the Blocked Account and paid by Bank to you, plus Bank's charges, costs and expenses in connection with such items, to the extent that funds in the Operating Account are insufficient or otherwise unavailable to cover all such amounts. Nothing contained herein is intended to release the Borrowers from any liability to Bank or to you, and Borrowers hereby agrees to indemnify Bank and you from all liabilities, losses or damages suffered or incurred by Bank or you in connection with any transactions arising hereunder including, but not limited to, any attorneys' fees and costs incurred by Bank or you in connection with any claims asserted by any trustee in bankruptcy for Borrowers.

a)
iii As collateral security for the payment of all obligations of Borrowers to you, howsoever evidenced or acquired, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, Borrowers hereby assigns, pledges and transfers to you all of its right, title and interest in and to the Lock Boxes, Blocked Account and all sums now or hereafter on deposit in or payable or withdrawal from said account and any interest accrued or payable thereon. You shall have full and irrevocable right, power and authority, to demand, collect, withdraw, receipt for or sue for all amounts due or to become due and payable under the Blocked Account and at your discretion may take other action, including the transfer of said account to your own name, which you deem necessary or appropriate to preserve or protect your security interest in the Blocked Account.

i. Bank hereby acknowledges notice of and consent to the assignment of a security interest in the Blocked Account to you as aforesaid and agrees that at all times it will make distribution from said account only to you in accordance with Paragraph 3 hereof or as specifically otherwise directed by you in writing.

a)
ii. Bank shall be fully protected in acting on any order or direction by you respecting the Blocked Account without making any inquiry whatsoever as to your right or authority to give such order or direction or as to the application of any payable made pursuant thereto.

a)
iii The Blocked Account and the Lock Boxes cannot be changed without the prior written consent of Citicorp USA, Inc.

a)
iv. This Agreement or the Blocked Account cannot be amended or terminated without the written consent of Citicorp USA.

a)
v. Monthly statement will be mailed directly to: The Citibank Private Bank, 153 East 53rd Street, 5th Floor/Zone 3, New York, NY 10043, Attn: Mitch Palminteri.

*Other than as a result of gross negligence of Bank

CoreStates Bank, N.A.
FC 1-3- 19-15
1500 Market Street - West Tower
Philadelphia, PA  19101

By:____________________________________________________
       Title/Vice President                     Date

Safety Components International, Inc., Automotive Safety Components International, Inc., Galion, Inc. and Valentec Systems, Inc.
------------------------------------------------------
       Borrowers                           Date

By:____________________________________________________
       Title                               Date
The foregoing is hereby accepted and agreed to:

CITICORP USA, Inc.

By:____________________________________________________
       Title                               Date

                                                                       EXHIBIT D



                         PLEDGE AND SECURITY AGREEMENT

                                    MADE BY

                     SAFETY COMPONENTS INTERNATIONAL, INC.,

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.,

                                  GALION, INC.

                                      AND

                            VALENTEC SYSTEMS, INC.,

                                   AS DEBTORS

                                  IN FAVOR OF

                              CITICORP USA, INC.,

                                AS SECURED PARTY

                           DATED AS OF MARCH 15, 1996

                               TABLE OF CONTENTS



SECTION 1.   Definitions..................................................  2
             -----------

SECTION 2.   Grant of Security Interest...................................  6
             --------------------------

SECTION 3.   Rights of Debtor and Secured Party;
             -----------------------------------
             Limitations on Debtor Obligations............................  7
             ---------------------------------

SECTION 4.   Delivery of Security Collateral and Account Collateral.......  8
             ------------------------------------------------------

SECTION 5.   Collections..................................................  8
             -----------

SECTION 6.   Representations and Warranties...............................  9
             ------------------------------

SECTION 7.   Further Assurances........................................... 11
             ------------------

SECTION 8.   As to Equipment and Inventory................................ 12
             -----------------------------

SECTION 9.   Collection of Receivables.................................... 13
             -------------------------

SECTION 10.  Other Covenants.............................................. 13
             ---------------

SECTION 11.  Voting Rights, Dividends, Etc................................ 15
             -----------------------------

SECTION 12.  Secured Party's Appointment as Attorney-in-Fact.............. 16
             -----------------------------------------------

SECTION 13.  Performance by Secured Party of the Debtors' Obligations..... 18
             --------------------------------------------------------

SECTION 14.  Remedies..................................................... 18
             --------

SECTION 15.  Limitation on the Secured Party's Duty Regarding
             ------------------------------------------------
             Preservation of Collateral................................... 20
             --------------------------

SECTION 16.  Powers Coupled With an Interest.............................. 20
             -------------------------------

SECTION 17.  No Subrogation............................................... 20
             --------------

SECTION 18.  Amendments with Respect to the Secured Obligations........... 20
             --------------------------------------------------

                                                                           Page
                                                                           ----

SECTION 19.  No Waiver; Cumulative Remedies................................ 21
             ------------------------------

SECTION 20.  Continuing Security Interest; Successors and Assigns.......... 21
             ----------------------------------------------------

SECTION 21.  Severability.................................................. 21
             ------------

SECTION 22.  Headings...................................................... 21
             --------

SECTION 23.  Governing Law................................................. 21
             -------------

SECTION 24.  Notices....................................................... 21
             -------

SECTION 25.  Judicial Proceedings.......................................... 22
             --------------------

SECTION 26.  Counterparts.................................................. 22
             ------------

SECTION 27.  Mortgage...................................................... 22
             --------


Schedule 6(e): Pledged Shares..............................................

Schedule 6(j): Patents and Trademarks......................................

Schedule 6(l): Permits and Licenses........................................

Schedule 6(f)(i): Location of Inventory....................................

Schedule 6(f)(ii): Location of Equipment...................................

Schedule 6(g): Places of Business; Location of Books and Records...........

Schedule 6(h): Legal Names.................................................

Schedule 6(k): Government Obligors.........................................

       PLEDGE AND SECURITY AGREEMENT, dated as of March 15, 1996, made by SAFETY COMPONENTS INTERNATIONAL, INC., AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC., GALION, INC. and VALENTEC SYSTEMS, INC. (collectively, the "Debtors") in favor of CITICORP USA, INC., a Delaware corporation (the "Secured Party"), with offices located at 153 East 53rd Street, New York, New York 10043.

                               R E C I T A L S :
                               - - - - - - - -

       A. The Debtors, the Secured Party and the Guarantors (as defined therein) have entered into a Credit Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Secured Party has agreed to make Loans to the Debtors, upon the terms and subject to the conditions set forth therein.

       B. Each Debtor is the owner of the shares of stock, and of the warrants, rights and options to acquire the shares of stock (collectively, the "Pledged Shares"), described opposite such Debtor's name on Part A of Schedule 6(e) hereto and issued by the corporations named therein.

       C. Pursuant to the Credit Agreement, it is a condition precedent to the obligation of the Secured Party to make the Loans that the Debtors shall have executed and delivered this Agreement to the Secured Party and shall have granted the assignment and security interest and made the pledge and assignment contemplated hereby.

       NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and to induce the Secured Party to enter into and to make the Loans under the Credit Agreement, the Debtors hereby agree with the Secured Party as follows:

        SECTION 1.     Definitions.
                       -----------

       (a) General Definitions.  Capitalized terms used herein and not otherwise
           -------------------
defined herein shall have the meaning ascribed to them in the Credit Agreement. For the purposes of this Agreement, the following terms shall have the following meanings:

       Account Collateral means (i) all deposit accounts, all funds held therein
       ------------------
  and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts, (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of any Debtor in substitution for or in addition to any or all of the then existing Account Collateral, and (iii) all interest, dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

       Agreement means this pledge and security agreement, as the same may be
       ---------
  amended, supplemented or otherwise modified from time to time with the prior written consent of the Debtors and the Secured Party.

       Blocked Account Agreement means the Blocked Account Agreement dated March
       -------------------------
  15, 1996 substantially in the form of Exhibit C to the Credit Agreement.

       Books and Records means all books, documents, files and records
       -----------------
  pertaining to the Collateral, wherever located, and all correspondence, ledger sheets, computer files and programs, tapes, discs, cards, accounting records, customer lists, credit files, marketing materials and data and all equipment containing any of the foregoing.

       Collateral is defined in Section 2.
       ----------

       Collateral Interests is defined in the Assignment Agreement.
       --------------------

       Credit Agreement is defined in the first recital of this Agreement.
       ----------------

       Debtors is defined in the first paragraph of this Agreement.
       -------

       Equipment means all equipment in all of its forms, all machinery,
       ---------
  furniture, furnishings, spare parts and supplies, all fixtures, attachments, components, parts, equipment and accessories, and any and all accessions thereto and additions, substitutions and replacements thereof, in each case wherever located and whether now or hereafter existing.

       General Intangibles means all general intangibles, intellectual property,
       -------------------
  goodwill, Patents, Patent Licenses, Permits and Licenses, Trademarks, Trademark Licenses, tradenames, service marks, trade secrets and copyrights now or hereafter acquired.

       Governmental Authority means any nation or government, any state or other
       ----------------------
  political subdivision thereof and any officer, agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing.

       Inventory means inventory in all of its forms, now or hereafter existing
       ---------
  (including, but not limited to, all (i) raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which the relevant Person has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Person has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Person), and all accessions thereto and products and documents therefor.

       Lockboxes are defined in Section 5.
       ---------

       Net Cash Proceeds with respect to any sale or other disposition of any
       -----------------
  asset of the Debtors, means (a) the gross amount of cash or cash equivalents received by the Debtors or by the Secured Party in connection with such transaction minus (b) the amount, if any, of all taxes (including the amount, if any estimated by the Debtors or the Secured Party in good faith at the time of such sale or other disposition for taxes payable by the Debtors on or measured by net income or gain resulting from such transaction), fees, commissions, costs and other expenses which are incurred by the Debtors or the Secured Party in connection with such transaction, but only to the extent such amounts are included in the amount referred to in clause (a) above.

       Patent Licenses means all agreements, whether written or oral, providing
       ---------------
  for the grant by or to any Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6(j) hereto.

       Patents means (a) all letters patent of the United States or any other
       -------
  country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 6(j) hereto, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in such Schedule 6(j) hereto and
  (c) all letters patent of the United States or any other country and all renewals and extensions thereof used by the Debtors or licensed to the Debtors.

       Permits and Licenses means (a) all applicable authorizations, consents,
       --------------------
  certificates, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority held by any Debtor and all documents and applications filed in connection therewith, including, without limitation, any thereof referred to in Schedule 6(l), and (b) all renewals thereof.

       Person means an individual, a partnership, a joint venture, a
       ------
  corporation, a limited liability company, a trust, an unincorporated organization and a Governmental Authority.

       Pledged Shares is defined in the second recital of this Agreement.
       --------------

       Proceeds means proceeds of Account Collateral, Books and Records,
       --------
  Equipment, General Intangibles, Inventory, Receivables and Security Collateral (including, without limitation, proceeds that constitute any of the foregoing and all accessions and additions to, all substitutions for and all proceeds, products, substitutions and replacements of any and all of the foregoing), and, to the extent not otherwise included, all proceeds of any and all of the foregoing Collateral in the form of (a) payments and proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, whether by reason of loss or damage or otherwise, (b) payments (in any form whatsoever) made or due and payable to the Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), (c) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, and (d) any and all other products of, or any rents, profits or other amounts from time to time paid or payable under or in connection with any of the Collateral.

       Receivables means all accounts,  chattel paper, instruments, general
       -----------
  intangibles, book debts, notes, drafts, documents, acceptances and other obligations or indebtedness of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale, lease or exchange of goods or other property or the rendering of services (including the extension of credit).

       Requirement of Law means as to any Person, the charter and by-laws or
       ------------------
  other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

       Secured Obligations means all obligations and liabilities (direct or
       -------------------
  indirect, absolute or contingent, due or to become due or now existing or hereafter incurred), whether for principal, interest, premium, fees, indemnity, costs, expenses or otherwise, of the Debtors under the Credit Agreement, this Agreement and the other Credit Documents.

       Secured Party means Citicorp USA, Inc. and its successors and assigns.
       -------------

       Security Collateral means:
       -------------------

               (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (as more fully described on Schedule 6(e) hereto) and made a part hereof;

               (ii) all additional shares of stock (preferred and common) and all additional warrants, rights or options to acquire shares of stock, from time to time acquired by any Debtor in any manner and whether in substitution of or exchange for any of the Pledged Shares, and the certificates representing such additional shares and such additional warrants, rights or options and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in substitution or exchange for any or all of such additional shares or such additional warrants, rights or options;

               (iii) all additional indebtedness and notes from time to time held by any Debtor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, installments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional promissory notes and debt instruments; and

               (iv) the Collateral Interests and all other property and assets from time to time received in respect of the Collateral Interests.

     Trademark Licenses means all agreements, whether written or oral,
     ------------------
  providing for the grant by or to any Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 6(j) hereto.

       Trademarks means, except with respect to the name "Debtors," (a) all
       ----------
  trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers used, owned or applied for by the Debtors, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof (except in the case of any Trademark License in which case "Trademarks" shall include only the Debtors' interest therein), and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 6(j), and (b) all renewals thereof.

       UCC means the Uniform Commercial Code as in effect in the State of New
       ---
  York; provided, however, that if by reason of any mandatory provision of law,
        --------  -------
  the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

       (b) Other Definitional Terms.  Terms not otherwise defined herein (either
           ------------------------
directly or by reference) that are defined in the UCC shall have the meanings given them in the UCC. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice
                                                                            ----
versa, unless otherwise specified.
-----

        SECTION 2.  Grant of Security Interest.  As collateral security for
                    --------------------------
the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Debtors hereby pledge, assign, transfer and grant to the Secured Party a continuing first priority a security interest in the right, title and interest of each Debtor in, to, under and in connection with all of the following property (including, without limitation, whether now owned or at any time hereafter acquired by any or all of the Debtors or in which any of them now has or at any time in the future may acquire any right, title or interest) (collectively, the "Collateral"):

            (1)   all Account Collateral;

            (2)   all Books and Records;

            (3)   all Equipment;

            (4)   all General Intangibles;

            (5)   all Inventory;

            (6)   all Permits and Licenses;

            (7)   all Receivables;

            (8)   all Security Collateral; and

            (9)   all Proceeds.

        SECTION 3. Rights of Debtor and Secured Party; Limitations on Debtor
                   ---------------------------------------------------------
Obligations.
-----------

        (a) Debtors Remain Liable Under Receivables.  Anything herein to the
            ---------------------------------------
contrary notwithstanding, (a) each Debtor shall remain liable for all duties and obligations under each Receivable to the extent set forth therein to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of each such Receivable included in the Collateral, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the Receivables (or any agreement giving rise thereto) and (c) the Secured Party shall not have any obligation or liability under or in connection with any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the foregoing, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        (b) Notice to Account Debtors.  Upon the request of the Secured Party,
            -------------------------
after an Event of Default, the Debtors shall notify the account debtors on the Receivables that the Receivables have been assigned to the Secured Party, and that payments in respect thereof shall be made directly to the Secured Party. The Secured Party may in its own name or in the name of others communicate, with account debtors on the Receivables, to verify with them to its satisfaction the existence, amount and terms of any Receivables and/or to notify them of an Event of Default or to issue payment instructions. In order to facilitate the communication by the Secured Party described in the immediately preceding sentence, the Debtors shall provide a schedule of the account debtors on the Receivables on the Closing Date and the Secured Party may rely upon such schedule in undertaking such communications, provided, that the Debtors shall at any time upon the reasonable request of the Secured Party update such schedule of account debtors on the Closing Date and, if later acquired, upon receipt thereof by any Debtor.

        SECTION 4.  Delivery of Security Collateral and Account Collateral.
                    ------------------------------------------------------
All certificates and instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, if an Event of Default shall have occurred and be continuing, to transfer to or register in the name of the Secured Party or any of its nominees any or all of the Security Collateral and the Account Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

        SECTION 5.  Collections.
                   -----------

        (a) (i) The Debtors shall maintain a deposit account (the "Blocked Account"), other than the accounts used by such Debtor solely to pay the salaries and bonuses of its employees in the ordinary course of business (such other accounts being the "Payroll Accounts"), with a bank (the "Blocked Bank") that has entered into a Blocked Account Agreement in respect of the Blocked Account.

            (ii) Each Debtor shall maintain a lockbox at the Blocked Bank (the "Lockbox") and shall immediately deposit all monies received for any reason from each Person obligated at any time to make any payment to such Debtor for any reason into such Lockbox. Upon receipt of any funds into any Lockbox such funds shall be immediately transferred to the Blocked Account by the Blocked Bank.

        (b) Upon any termination of any Blocked Account or Lockbox or other agreement with respect to the maintenance of a Blocked Account or Lockbox by any Debtor or any Blocked Bank, the Debtors shall immediately notify all of the persons referred to in section 5(a)(ii) herein that were making payments to such Blocked Account or Lockbox to make all future payments to another Blocked Account or Lockbox. Upon an Event of Default, the Borrower agrees to terminate Blocked Accounts upon request by the Secured Party.

        (c) All Proceeds which are not paid directly into a Lockbox when collected by or on behalf of any Debtor (whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever or other documents), shall promptly be deposited by the Debtors in precisely the form received, except for such Debtors' endorsement when required, in a Lockbox or directly into the Blocked Account, and until so turned over, shall be deemed to be held in trust by the Debtors for and as the property of the Secured Party and shall not be commingled with any funds of any Debtor. Pursuant to the Blocked Account Agreement, all payments and other amounts collected in the Lockboxes shall be transferred by the Blocked Banks into the Blocked Account. All Proceeds and interest thereon in the Blocked Account shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Pursuant to the Blocked Account Agreement, the Secured Party shall apply all of the funds on deposit in the Blocked Account and interest thereon to the Secured Obligations in the manner set forth in Section 14 herein. In no event shall any checks, drafts or other instruments which are deposited into a Lockbox or the Blocked Account constitute final payment unless and until such checks, drafts and other instruments have been collected.

        SECTION 6.  Representations and Warranties.  SCI on behalf of the
                    ------------------------------
Debtors hereby, or as applicable, the Debtors hereby jointly and severally represent and warrant to the Secured Party that as of the date hereof:

        (a) Title; No Other Liens.  The Debtors are the legal and beneficial
            ---------------------
owners of and have good and marketable title to each item of Collateral free and clear of any and all Liens (other than Permitted Encumbrances) and claims and full right to pledge and assign the Collateral. No security agreement, financing statement or similar public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (A) such as may have been filed in favor of the Secured Party pursuant to this Agreement or the other Collateral Documents, (B) Permitted Encumbrances, and (C) for which the Secured Party has received termination statements (Form UCC-3), duly executed and in proper form for filing, which termination statements shall be properly filed on or immediately following the date of the initial borrowing under the Credit Agreement.

        (b) Perfected First Priority Liens.  The Liens granted to the Secured
            ------------------------------
Party pursuant to this Agreement will, upon the filing of UCC financing statements in the filing offices for the relevant jurisdictions constitute and will continue to constitute valid, perfected and continuing Liens on the Collateral (other than the Security Collateral and the Account Collateral) in favor of the Secured Party, which are and shall be prior to all other Liens (other than the Permitted Encumbrances), and which are enforceable as such against all creditors of and purchasers from each Debtor (except purchasers of goods in the ordinary course of business). The delivery to the Secured Party of the Security Collateral and the Account Collateral along with executed and undated stock powers or other indicia of ownership and transfer is effective to create a valid, perfected, first priority security interest in such Collateral. No other registration, recordation or filing with any Governmental Authority or any other party is necessary for the validity, perfection or enforceability of the Liens or this Agreement insofar as such registration, recordation or filing relates to the Collateral being pledged, assigned or hypothecated hereunder. No Collateral or any Proceeds thereof on the date hereof is evidenced by promissory notes or other instruments which has not been delivered to the Secured Party.

        (c) Receivables.  The amount represented by the Debtors to the Secured
            -----------
Party from time to time as owing by all account debtors in respect of the Receivables will be materially correct at all times. None of the Receivables is represented or evidenced by a promissory note, chattel paper or other instrument which has not been delivered to the Secured Party. No Debtor nor (to the best of the Debtors' knowledge) any account debtor in respect of the Receivables is in default or is likely to become in default in the performance or observance of any of the terms thereof which could reasonably be expected to materially adversely affect the value of the Receivables (as Collateral) taken as a whole. The right, title and interest of the Debtors in, to and under each Receivable is not subject to any default, offset, counterclaim, defense or claim that could reasonably be expected to materially adversely affect the value of the Receivables (as Collateral) taken as a whole, nor have any of the foregoing been asserted or alleged against any Debtor.

        (d) Consents.  No authorization, approval or other action by, and no
            --------
notice to or filing with, any Governmental Authority or any other third party is required for (i) the grant by the Debtors of the assignment and security interest granted hereby, the pledge by the Debtors of the Security

Collateral pursuant hereto or the execution, delivery or performance of this Agreement by the Debtors, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally), in each case other than the filing of financing and continuation statements under the UCC, which financing statements will have been duly filed within three Business Days of the date hereof, and the filing of termination statements under the UCC, which termination statements shall be filed on or immediately after the date of the initial Loan. No Debtor has performed or failed to perform any acts which might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or which could reasonably be expected to limit the Secured Party in any such enforcement.

        (e) Pledged Shares.  The Pledged Shares have been duly authorized and
            --------------
validly issued and are fully paid and nonassessable. SCI is the legal and beneficial owners of the Pledged Shares free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and except for Permitted Encumbrances. No effective financing statement or other instrument similar in effect covering all or any part of the Pledged Shares is on file in any recording office. SCI shall not authorize or issue, or cause to be authorized or issued, any shares of stocks and/or warrants, rights or options in addition to or in substitution for any of
the Pledged Shares.   The Pledged Shares constitute the percentage of the issued and outstanding shares of stock and/or warrants, rights or options to acquire shares of stock of the issuers thereof indicated on Schedule 6(e) hereto. SCI shall cause the relevant Subsidiary to reflect on the applicable Books and Records the transfer of the Pledged Shares as and when required by this Agreement.

        (f) Location of Inventory, Equipment.  All of the Inventory of each
            --------------------------------
Debtor is kept at one or more of the locations listed beneath such Debtor's name on Schedule 6(f)(i) hereto. All of the Equipment of each Debtor is kept at one or more of the locations listed beneath such Debtor's name on Schedule 6(f)(ii) hereto. Each Debtor has exclusive possession and control of all of its Equipment and Inventory.

        (g) Chief Executive Office; Places of Business. Schedule 6(g) sets forth
            ------------------------------------------
for each Debtor (i) its correct corporate name, its chief executive office and its principal place of business, (ii) the places where it has any place of business, (iii) the place where it maintains its Books and Records, including its records regarding the Receivables, and (iv) the place where it maintains its chattel paper. No Debtor has any place of business other than those set forth in such Schedule 6(g) and there are no locations in which any Debtor has any Collateral other than those locations as identified to the Secured Party pursuant to the terms hereof.

        (h) Legal Name.  No Debtor has used any corporate or fictitious name or
            ----------
trade name other than the corporate name shown on such Debtor's charter documents other than those set forth in Schedule 6(h) hereto.

        (i) Farm Products.  None of the Collateral constitutes, or is the
            -------------
Proceeds of, Farm Products.

        (j) Patents and Trademarks. No Debtor has any interest whatsoever in any
            ----------------------
Patent, Patent License, Trademark or Trademark License other than as listed in
Schedule 6(j).

        (k) Governmental Obligors. Except as set forth on Schedule 6(k), none of
            ---------------------
the obligors on any Receivable is a Governmental Authority, and no Governmental Authority is a counterparty to any Contract of any Debtor.

        (l) Permits and Licenses.  Schedule 6(l) attached hereto contains a
            --------------------
complete and correct list of all Permits and Licenses necessary to the conduct of the Debtors' businesses and, labelled accordingly, all such Permits and Licenses sought but not yet obtained by the Debtors. Each Permit and License listed on such Schedule (other than those identified as sought but not yet obtained by the Debtors and than those the non-possession of which would not have a Material Adverse Effect) is valid, subsisting, unexpired and enforceable, and such Permits and Licenses are the only Permits and Licenses that are necessary or desirable for the operation of the Debtors' businesses. No holding, decision or judgment has been rendered by any Governmental Authority which could reasonably be expected to limit, cancel, question or otherwise affect the validity of any such necessary Permit or License. No action or proceeding is pending or, to the best of the Debtors' knowledge, threatened (i) seeking to limit, cancel, question or otherwise affect the validity of any such Permit or License or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

        SECTION 7.  Further Assurances.  The Debtors jointly and severally
                    ------------------
covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

        (a) Further Documentation; Pledge of Instruments.  At any time and from
            --------------------------------------------
time to time, upon the request of the Secured Party and at the sole expense of the Debtors, each Debtor will promptly and duly execute and deliver such further instruments, agreements and documents and take such further action as the Secured Party may deem desirable and may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereunder or hereby (including, without limitation, the first priority nature thereof), or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor shall promptly: (i) upon the request of the Secured Party, mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, and, each of the records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted or purported to be granted hereby; (ii) if any Collateral shall be represented or evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party within five days of such Debtor's receipt thereof such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (iii) execute and file such mortgages or financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Secured Party may deem desirable.

        (b) Each Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of any or all of the Debtors to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement for filing in any jurisdiction to the extent permitted by applicable law.

        SECTION 8.  As to Equipment and Inventory.  The Debtors jointly and
                    -----------------------------
severally covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

        (a) The Debtors shall promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Equipment that would be reasonably likely to impair the value of the Collateral in any material respect.

        (b) Each Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory, other than to the extent not required to be paid under Section 6.11 of the Credit Agreement. In producing the Inventory, each Debtor shall comply in all material repsects with all applicable requirements of the Fair Labor Standards Act.

        (c) Each Debtor shall furnish to the Secured Party promptly after request therefor a report detailing changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

        (d) Each Debtor shall deliver to the Secured Party promptly after request therefor such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

        SECTION 9.  Collection of Receivables.  Except as otherwise provided in
                    -------------------------
Section 5 the Debtors shall continue to collect, at their own expense, all amounts due or to become due them in respect of the Receivables. In connection with such collections, the Debtors may take (and, at the Secured Party's direction, shall take) such action as the Debtors or the Secured Party may reasonably deem necessary or advisable to enforce collection of the Receivables;

provided, however, that the Secured Party shall have the right at any time, upon
--------  -------
the occurrence and during the continuance of an Event of Default and upon notice to the Debtors of its intention to do so, to notify the account debtors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Secured Party and, upon such notification and at the expense of the Debtors, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtors might have done. After receipt by any Debtor of the notice from the Secured Party referred to in the proviso to the immediately preceding sentence, (i) all amounts and
          -------
proceeds (including instruments) received by any Debtor in respect of the Receivables shall be received in trust for the benefit of the Secured Party, shall be segregated from all funds or other property or assets of each Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement or assignment), and (ii) no Debtor shall adjust, settle or compromise the amount or payment of any Receivable, release any account debtor thereof, in whole or in part, or allow any credit or discount thereon.

        SECTION 10.  Other Covenants.  The Debtors jointly and severally
                     ---------------
covenant and agree with the Secured Party that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitment is terminated:

        (a) Maintenance of Records.  The Debtors will keep and maintain at their
            ----------------------
own cost and expense, records of the Collateral that are true, complete and correct in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral and a record of the Secured Party's security interest in the Collateral. The Debtors at their own expense shall deliver to the Secured Party from time to time upon the Secured Party's request such records of the Collateral. After the occurrence and during the continuation of an Event of Default, the Debtors, upon a request of the Secured Party, shall turn over all such records and all Books and Records related to the Collateral to the Secured Party or to its representatives.

        (b) Right of Inspection.  Upon reasonable notice to the Debtors from the
            -------------------
Secured Party, the Secured Party shall have full and free access, at any reasonable time and as often as may reasonably be requested, to each Debtor's place of business and all the Books and Records of any Debtors, and the Secured Party and its representatives or agents may examine the same, take extracts therefrom and make photocopies thereof, and the Debtors agree to render to the Secured Party, at the Debtors' cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to the Debtors from the Secured Party, the Secured Party and its representatives shall, at any reasonable time and as often as may be reasonably requested, also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

        (c) Limitation on Disposition of Collateral.  The Debtors will not sell,
            ---------------------------------------
transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, to the extent prohibited by the Credit Agreement.

        (d) Limitations on Discounts, Compromises, Extension of Receivables. The
            ---------------------------------------------------------------
Debtors will not grant any extension of the time of payment of any of the Receivables, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon in any manner which could reasonably be expected to materially adversely affect the value of the Collateral as a whole.

        (e) Further Identification of Collateral.  The Debtors will furnish to
            ------------------------------------
the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may request, all in detail, form and substance reasonably acceptable to the Secured Party.

        (f) Notices.  The Debtors will advise the Secured Party promptly of (i)
            -------
any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral, and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Collateral, the value of the Collateral or the interest of the Secured Party in the Collateral or in the Liens created hereunder.
        (g) Changes in Location, Name, Etc.  No Debtor will (i) change the
            ------------------------------
location of its chief executive office, its principal place of business or the places where it currently keeps its Books and Records from those specified in
Section 6(g), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules 6(f)(i) and 6(f)(ii) respectively, or (iii) change its name, identity or corporate structure in any manner which might make any financing statement filed by the Secured Party in connection with this Agreement materially misleading, unless, in each case, it shall have given the Secured Party at least 30 days prior written notice thereof and at least 10 days prior to effecting any such change shall have taken all such steps as the Secured Party may deem necessary or desirable to continue the perfection and priority of the pledge, assignment and security interest granted pursuant hereto, including, without limitation, properly amending all financing statements and properly executing and filing additional financing statements necessary to maintain at all times the perfection and priority of the security interest granted or purported to be granted hereby, shall have provided the Secured Party with an officer's certificate certifying that such steps have been taken.

        (h) Patents and Trademarks.  The Debtors shall report within five days
            ----------------------
thereafter each filing of an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof (whether filed by a Debtor or through any agent, employee, licensee, designee or any other Person). Upon request of the Secured Party, the Debtors shall promptly execute and deliver any and all agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party's security interest in any Patent, Patent License, Trademark or Trademark License and the goodwill and General Intangibles of the Debtors relating thereto or represented thereby. Each Debtor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes if not previously executed by Debtors in a timely manner, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitment is terminated.

           SECTION 11. Voting Rights, Dividends, Etc. (a)  So long as no Event
                       -----------------------------
of Default shall have occurred and be continuing:

               (i) The Debtors shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not expressly prohibited by the terms of this Agreement, or the other Credit Documents; provided, however, that no Debtor shall exercise or refrain from exercising
     --------  -------
     any such right if such action or inaction, as the case may be, could reasonably be expected to have a Material Adverse Effect.

               (ii) The relevant Debtor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Security Collateral; provided, however, that any and all
                          --------  -------

                    (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (2) dividends and other distributions paid in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (3) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Secured Party to hold as, Security Collateral and, if received by any Debtor, shall be received in trust for the benefit of the Secured Party, shall be segregated from all property and assets or funds of each Debtor and shall be forthwith delivered to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement or assignment). Promptly upon the request of the Secured Party, each Debtor shall execute such documents and do such acts as may be necessary or desirable in the reasonable judgment of the Secured Party to give effect to this clause (ii). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this Section 11(a) shall be retained by the Secured Party as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

               (iii) The Secured Party shall, if required at any time, execute and deliver (or cause to be executed and delivered) to the relevant Debtor all such proxies and other instruments as such Debtor may reasonably request for the purpose of enabling such Debtor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to clause
     (i) of this Section 11(a) and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this Section 11(a).

           (b)  If  an Event of Default shall have occurred and  be continuing:

               (i) All rights of each Debtor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11 shall be suspended, and in the event such Event of Default is not cured, cease and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall be suspended, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Security Collateral such dividends, interest payments and other distributions.

               (ii) All dividends, interest payments and other distributions that are received by any Debtor contrary to the provisions of clause (i) of this Section 11(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from all property and assets or funds of each Debtor and shall be forthwith paid over to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement or assignment). Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this
     Section 11(b) shall be retained by the Secured Party as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

           SECTION 12.   Secured Party's Appointment as Attorney-in-Fact.
                         -----------------------------------------------

           (a) Powers.  Each Debtor hereby irrevocably constitutes and appoints
               ------
the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which the Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Debtor hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by any Debtor, to the extent permitted by applicable law as from time to time in effect, to do the following:

               (i) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, if not previously paid, discharged or effected as the case may be, by the Debtors in a timely manner; and

               (ii) upon the occurrence and during the continuance of any Event of Default: (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to ask for, demand, collect, sue for, recover, compromise, receive payment of and give receipt for any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, and to receive, endorse and collect any checks, drafts, notes, acceptances, instruments, chattel paper and other documents in connection therewith and to give full discharge for the same; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to file any claims, to commence and/or prosecute any suits, actions or proceedings at law or in equity and to take any other action, in each case which the Secured Party may deem necessary or desirable, to collect the Collateral or any thereof and to enforce any other right in respect of any such Collateral; (E) to defend any suit, action or proceeding brought against the Debtors or any of them with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in the preceding clauses and any threatened suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to assign or license any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or desirable to protect, preserve or realize upon the Collateral and the Liens of the Secured Party to effect the intent of this Agreement, all as fully and effectively as the Debtors might do.

Each Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Other Powers.  Each Debtor also authorizes the Secured Party, at
              ------------
any time and from time to time, to execute, in connection with the sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on the Part of the Debtors or Secured Party.  The powers
              ---------------------------------------------------
conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for accounting for moneys actually received by the Secured Party as a result of the exercise of such powers, neither the Secured Party nor any of its officers, directors, employees, agents, shareholders, counsel, accountants or other professionals has or shall have any duty as to any Collateral or as to the taking of any steps to preserve rights against prior parties or other rights pertaining to any Collateral and none of them shall be responsible to any Debtor or any other Person for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          SECTION 13. Performance by Secured Party of the Debtors'
                      --------------------------------------------
Obligations.  If any Debtor fails to perform or comply with any of its
-----------
agreements contained herein and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the fees and expenses of the Secured Party incurred in connection therewith, together with interest thereon at the Base Rate plus two percent (2%) per annum, shall be payable jointly and severally by the Debtors to the Secured Party on demand and shall constitute Secured Obligations secured hereby.

          SECTION 14. Remedies.  If an Event of Default shall have occurred
                      --------
and be continuing:

          (a) The Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, all of which rights shall be cumulative and non-exclusive. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Debtor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby expressly waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtors, which right or equity is hereby waived or released. Each Debtor further agrees, at the Secured Party's request and at the Debtors' sole expense, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the premises of the Debtors or elsewhere. The Secured Party shall apply the Net Cash Proceeds of any of the Collateral in the Blocked Account to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the UCC, need the Secured Party account for the surplus, if any, to the Debtors. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights hereunder, except for acts or failures to act constituting gross negligence or willful misconduct. Each Debtor agrees that, to the extent notice of any sale shall be required by law, at least ten days' notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned. The Debtors shall remain jointly and severally liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency. The Debtors further agree that, to enforce the provisions of this Section 14, the Secured Party is empowered to request the appointment of a receiver from any court of competent jurisdiction. The Debtors hereby agree to consent to such appointment and to authorize such an involuntary transfer of control upon the request of a receiver so appointed.

          (b) The Secured Party may exercise any and all rights and remedies of any Debtor in respect of the Collateral, including, without limitation, any and all rights of any Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.

          (c) All Proceeds and other amounts and collections received by any Debtor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from the funds and other assets and property of each Debtor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement or assignment).

          (d) Any and all Proceeds and other amounts and collections received by the Secured Party (whether from any Debtor or otherwise) shall be deposited in the Blocked Account and shall be applied against the Secured Obligations (whether matured or unmatured). Any balance of such Proceeds remaining after the payment of all Secured Obligations shall be paid over to the Debtors or to whomsoever may be lawfully entitled to receive the same.

          SECTION 15. Limitation on the Secured Party's Duty Regarding
                      ------------------------------------------------
Preservation of Collateral.  The Secured Party's sole duty with respect to the
--------------------------
custody, safekeeping and physical pre servation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees, agents or professionals shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so; nor shall any of them be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.

          SECTION 16. Powers Coupled With an Interest.  All authorizations
                      -------------------------------
and agencies in favor of the Secured Party herein contained with respect to the Collateral are powers coupled with an interest and are irrevocable.

          SECTION 17. No Subrogation.  Notwithstanding any payment or
                      --------------
payments made by the Debtors hereunder, any setoff or application of funds of the Debtors by the Secured Party or the receipt of any amounts by the Secured Party with respect to any of the Collateral, the Debtors shall not be entitled, and each Debtor hereby waives any right it might otherwise have, to be subrogated to any of the rights of the Secured Party against any Person or against any other collateral security held by the Secured Party for the payment of the Secured Obligations, and no Debtor shall seek, and each Debtor hereby waives, any right it might otherwise have to, any reimbursement or contribution from any Person in respect of payments made by the Debtors in connection with the Collateral, or amounts realized by the Secured Party in connection with the Collateral.

          SECTION 18. Amendments with Respect to the Secured Obligations.
                      --------------------------------------------------
The Debtors shall remain obligated hereunder, and all of the Collateral shall remain subject to the Liens granted hereby, notwithstanding that (without any reservation of rights against the Debtors, and without notice to or further assent by the Debtors) any demand for payment of any of the Secured Obligations made by the Secured Party may be rescinded by the Secured Party, and any of the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Secured Party, and the Credit Agreement, any other Credit Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party may deem advisable from time to time in accordance with the provisions thereof, and any guarantee, right of offset or other collateral security at any time held by the Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. The Secured Party shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Debtors waive any and all notices of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Secured Party upon this Agreement; the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Debtors and the Secured Party shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Debtors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Debtors, or any other Person with respect to the Secured Obligations.

          SECTION 19. No Waiver; Cumulative Remedies.  The Secured Party
                      ------------------------------
shall not by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or under any of the other Credit Documents or under applicable law or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof or thereof, and no waiver shall be valid unless in writing and signed by the Secured Party, and then only to the extent set forth therein. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. This Agreement may not be waived, amended, supplemented or otherwise modified except in writing signed by the Debtors and the Secured Party.

          SECTION 20. Continuing Security Interest; Successors and Assigns.
                      ----------------------------------------------------
This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Secured Obligations and (ii) the Maturity Date, (b) be binding upon each Debtor and its respective successors and assigns, provided that none of the Debtors may assign any of their rights or obligations hereunder, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors, transferees and assigns.

          SECTION 21. Severability.  If any provision of this Agreement is
                      ------------
found or held invalid, illegal or unenforceable in any jurisdiction, such provision shall be ineffective solely in such jurisdiction and solely to the extent of such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 22. Headings.  The section and subsection headings used in
                      --------
this Agreement are for convenience of reference only and shall not in any way affect the construction or meaning hereof or be taken into consideration in the interpretation hereof.

          SECTION 23. Governing Law.  THE VALIDITY, INTERPRETATION AND
                      -------------
ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 24. Notices.   Any notice or request hereunder shall be in
                      -------
writing and shall be given to (i) the Debtors at their addresses set forth on the signature pages hereof and (ii) the Secured Party at its address set forth in the first paragraph of this Agreement (or, in each case, such other address as may be specified by such party in a notice) by registered or certified mail, return receipt requested, by overnight mail or by telecopy (confirmed by mail). Notices and requests shall be deemed to have been given five days after deposit in the mail, two days after deposit with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

          SECTION 25. Judicial Proceedings.  The Debtors hereby irrevocably
                      --------------------
submit to the jurisdiction of, and agree to commence suit only before, the Courts of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of, or relating to, this Agreement or the subject matter hereof, and hereby waive, and agree not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceedings, (i) any claim that they are not personally subject to the jurisdiction of the above-named courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper and (ii) any right which they may have to a trial by a jury. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against the Debtors if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed to such parties as herein provided in Section 24.

          The Debtors hereby agree that the submission to jurisdiction referred to in this Section 25 shall not limit in any manner the rights of the Secured Party to take proceedings against the Debtors in some other court of competent jurisdiction whether within or outside the United States.

          SECTION 26. Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same instrument.

          SECTION 27. Mortgage. In the event that any of the Collateral
                      --------
hereunder is also subject to a valid and enforceable Lien under the terms of the Mortgage and the terms of the Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year above first written.
                         CITICORP USA, INC.


                         By:___________________________
                         Name:
                         Title:
                         Address:

                         SAFETY COMPONENTS
                           INTERNATIONAL, INC.


                         By:___________________________
                         Name:
                         Title:
                         Address:

                         AUTOMOTIVE SAFETY COMPONENTS
                           INTERNATIONAL, INC.


                         By:___________________________
                         Name:
                         Title:
                         Address:

                         GALION, INC.


                         By:___________________________
                         Name:
                         Title:
                         Address:

                         VALENTEC SYSTEMS, INC.


                         By:___________________________
                         Name:
                         Title:
                         Address:

                                 Schedule 6(e)
                                --------------

                                Pledged Shares
                                --------------

                    Name of  Corporation                              % of Total
                                                                                       Whose
Shares are   Type of Such  Shares Issued        No. of Shares  Pledgor:           Pledged
                                                               -------            -------
       Corporation     and Outstanding         Pledged
       -----------     ---------------         -------
SCI Automotive         SCI U.K.                plc               65%
SCI Automotive         SCI Czech               llc (s.r.o.)      65%     (See Assignment Agreement)
SCI Automotive         SCI Mexico              S.A. de C.V.      65%
SCI                    SCI Automotive          incorporated     100%
SCI                    Galion                  incorporated     100%
SCI                    SCI Valentec            incorporated     100%

                                 Schedule 6(j)

                             Patents & Trademarks
                             --------------------

None

                                                                       EXHIBIT E

                                 LETTERHEAD OF
                          [SHEREFF, FRIEDMAN, ET AL.]



     March 15, 1996



Citicorp USA, Inc.
153 East 53rd Street
New York, N.Y.  10043

Attention: Mr. Stephen Goetschius

           Re: Safety Components International, Inc., et al.
               ---------------------------------------------

Dear Sirs and Madams:

          We have acted as special New York counsel for Safety Components International, Inc. ("SCI"), Automotive Safety Components International, Inc. ("ASCI"), Galion, Inc. ("Galion"), and Valentec Systems Inc. ("Systems"), each of such entities in their capacity as borrower and guarantor, as applicable (each a "Borrower," and collectively, the "Borrowers"), in connection with (1) the execution and delivery by the Borrowers and Citicorp USA, Inc. (the "Lender") of the Credit Agreement, dated as of March 15, 1996 (the "Credit Agreement"); (2) the execution and delivery by the Borrowers of the Note (the "Note"); (3) the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated March 15, 1996, made by Galion in favor of Lender in the principal amount of $3,500,000 (the "Mortgage"); (4) the execution and delivery by the Borrowers of the Pledge and Security Agreement, dated as of March 15, 1996 (the "Pledge and Security Agreement"), in favor of the Lender; (5) the Blocked Account Agreement (together with the Credit Agreement, the Note, the Pledge and Security Agreement and the Mortgage, collectively referred to herein as the "Financing Agreements"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement.

Citicorp USA, Inc.
March 15, 1996
Page

          This opinion is being furnished to the Lender pursuant to Section 2.1 of the Credit Agreement. In connection with rendering this opinion, we have read copies of the Financing Agreements, and have also examined originals or copies, certified or otherwise identified to our satisfaction, of the certificate of incorporation, by-laws and corporate minute books of each Borrower and such other documents, records, certificates and instruments as in our judgment are necessary as the basis for the opinions expressed below. As to various questions of fact material to this opinion, we have relied upon representations, statements or certificates of officers and representatives of the Borrowers, public officials and others, including representations of the Borrowers contained in the Financing Agreements. As used herein, the term "Pledged Shares" shall have the meaning set forth in the Pledge and Security Agreement.

          In addition, we have assumed, without investigation, verification or inquiry, (i) the genuineness of the signatures of all persons signing the Financing Agreements other than those of the Borrowers, (ii) the legal capacity of all natural persons, (iii) the authenticity of all documents submitted to us as originals or execution copies and (iv) the conformity to original documents of all documents submitted to us as certified, conformed, photostatic or facsimile copies and the authenticity of the originals of such documents. We have also assumed the valid authorization, execution and delivery of each of the Financing Agreements by each party thereto other than the Borrowers and we have assumed that each of such other parties has been duly organized and is validly existing and in good standing under its jurisdiction of incorporation with the corporate or other organizational power to perform its obligations thereunder, and that each of the Financing Agreements is the valid, binding and enforceable obligation of each such other party.

          We note that we are not general counsel to the Borrowers and would not ordinarily be familiar with or aware of matters relating to the Borrowers unless they are brought to our attention by representatives of the Borrowers. Accordingly, our examination in connection herewith has been limited to the documents identified to us by the Borrowers as material to the business or financial condition of the Borrowers or otherwise relevant to the transactions contemplated by the Financing Agreements.

          We note that we are members of the Bar of the State of New York and do not represent ourselves to be expert in, or express any opinion concerning, the laws of any jurisdiction other than the laws of the State of New York and, except as described in the next paragraph, the federal laws of the United States. To the extent the opinions expressed herein involve the law of the State of Delaware, our opinion is based solely on our reading of the Delaware General Corporation Law. Insofar as our opinion in paragraph 1 below relates to the valid existence and good standing of the Borrowers in the State of Delaware, we have

Citicorp USA, Inc.
March 15, 1996
Page

relied solely upon good standing certificates issued by the Secretary of State of the State of Delaware.

          Insofar as the opinions expressed below could be read to subsume governmental regulation of the ownership or operation of Galion or Systems arising from defense-related operations of Galion or Systems, or contracts with the United States or any governmental agency or instrumentality or contracts with any prime contractor or subcontractor of the United States or any governmental agency or instrumentality, we exclude all such matters from the opinions expressed herein, including all matters related to the compliance with the Assignment of Claims Act. We understand you will be relying upon the opinion of Patton Boggs, L.L.P. with respect to these matters.

          Our opinion in paragraph 6 with respect to the percentage of outstanding capital of the respective issuers represented by the Pledged Shares is based solely on our review of the stock certificates (if applicable) of the Pledged Shares and an officer's certificate of the Borrowers. Our opinion as to the valid nature and perfection of the security interests in paragraphs 7 through 9 is based solely upon the Financing Agreements and compliance with the applicable provisions of the Uniform Commercial Code. In that regard, insofar as the opinions in paragraphs 7 through 9 relate to the Uniform Commercial Code of jurisdictions other than the State of New York, we have assumed, without further investigation, that such legal provisions are identical to the Uniform Commercial Code as currently in effect in the State of New York (the "Uniform Commercial Code"). In addition, we understand that you will be relying upon the opinion of Calfee, Halter & Griswold with respect to the valid nature and perfection of the security interest which may be created (x) by the Mortgage and
(y) with respect to other collateral located in Ohio, and no opinion is being rendered herein with respect to such matters.

          The opinions set forth herein are subject to (i) the limitations on perfection of security interests in proceeds resulting from the operation of
Section 9-306 of the Uniform Commercial Code, and (ii) the limitations with respect to documents, instruments and securities imposed by Section 9-309 of the Uniform Commercial Code relating to the time of attachment and perfection of a security interest in the items of collateral in which the corporation purporting to grant the lien does not now have rights and of which it does not now have possession, i.e., dividends or other distributions in respect of the Pledged Shares.

          With respect to the security interests created under the Pledge and Security Agreement, we have assumed with your permission and without independent investigation that as of the date of this opinion and at all relevant times thereafter:

Citicorp USA, Inc.
March 15, 1996
Page

          (i) all items of Collateral (as that term is defined in the Pledge and Security Agreement) for which possession must be taken by a secured party in order to perfect its security interest under Sections 9-103 and 9-304 of the Uniform Commercial Code will be delivered to the Lender on the Closing Date and will remain in the possession of the Lender;

          (ii) except with respect to the Pledged Shares, none of any Debtor's chattel paper, instruments, or securities bear any endorsement or legend indicating an ownership or other interests therein other than that of such Debtor; and

          (iii) none of the Collateral consists of equipment used in farming operations, consumer goods, farm products, crops, timber, minerals or the like (including oil and gas) or accounts resulting from the sale thereof, beneficial interests in a trust or a decedent's estate, letters of credit, uncertificated securities, interest in or claims in or under any policy of insurance, or items which are subject to a requirement of any jurisdiction that provides for a registration or certificate of title or a filing other than under the Uniform Commercial Code, or any item to which Article 9 of the Uniform Commercial Code does not apply, including, without limitation, the items set forth in Section 9-104 of the Uniform Commercial Code.

          The phrase "to our knowledge" or "known to us" as used in this opinion shall mean the actual knowledge of attorneys within our firm based on (i) work performed on substantive aspects of this transaction, (ii) consultations with officers of the Borrowers and (iii) our review of the documents and agreements set forth herein, and does not include matters as to which such attorneys could be deemed to have constructive knowledge.

          Based upon the foregoing and in reliance thereon and subject to the assumptions, limitations and qualifications set forth herein, including specifically the limitations and qualifications set forth in paragraphs (a) through (d) below and in the last paragraph of this letter, we are of the opinion that:

           (1) Each of the Borrowers is duly organized, validly existing and in good standing under the laws of the state of Delaware.

           (2) Each of the Borrowers has full corporate power and authority to execute and deliver the Financing Agreements to which it is party, and to consummate the transactions contemplated thereby, including, without limitation, borrowing the Loans. No other corporate proceedings on the

Citicorp USA, Inc.
March 15, 1996
Page

               part of any Borrower are necessary to execute and deliver the Financing Agreements to which it is party or to consummate the transactions contemplated thereby. The Financing Agreements have been duly executed and delivered by each Borrower that is party thereto.

          (3) The execution, delivery and performance by the Borrowers of the Financing Agreements to which they are parties and compliance by them with the provisions thereof do not (a) conflict with, and do not result in a breach or violation of the terms of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the certificate of incorporation and by-laws of any such Borrowers or (b) violate or conflict with (i) any present statute, rule or regulation known to us to be applicable to any of the Borrowers or (ii) any order, judgment or decree of any domestic court or agency known to us which is binding on any Borrower.

          (4) Each Financing Agreement is the legal, valid and binding obligation of each Borrower party thereto, and, subject to the qualifications and limitations set forth herein, enforceable against each such Borrower in accordance with its terms.

          (5) No authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other person is required for the due execution, delivery and performance by each Borrower of the Financing Agreements to which it is a party, except in each case those contemplated in the Financing Agreements and those which, if not obtained or made, would not have a Material Adverse Effect (as defined in the Credit Agreement).

          (6) The Pledged Shares issued by ASCI, Galion and Systems have been duly authorized and validly issued, and are fully paid and non-assessable. The Pledged Shares constitute the respective percentages of outstanding capital as of the date hereof of each issuer thereof as are set forth in Schedule I hereto.

          (7) The Pledge and Security Agreement creates a valid security interest under the Uniform Commercial Code in favor of the Lender in all of the applicable Borrower's right, title and interest in and to all Collateral (other than securities which are not Pledged Shares), to the extent that

Citicorp USA, Inc.
March 15, 1996
Page


               the creation of a security interest in any such Collateral is governed by the Uniform Commercial Code, as security for the obligations and liabilities of the Borrowers under the Financing Agreements to which they are a party.

          (8) The financing statements prepared pursuant to the Pledge and Security Agreement ("Financing Statements") are in appropriate form for filings under the Uniform Commercial Code, and the filing of the Financing Statements in the offices and in the States (the "Specified States") listed in Schedule II attached hereto will result in the perfection of the security interest in favor of the Lender in the Collateral, to the extent that a security interest therein may be perfected by a filing of Financing Statements under the Uniform Commercial Code and, to such extent, no filing or recording of any other document or instrument or other action is required, on the date hereof, to perfect such security interest under the Uniform Commercial Code; except that appropriate continuation statements with respect to such Financing Statements shall be required to be filed from time to time after the date hereof to maintain the perfection of such security interests.

          (9) Upon the delivery of the Pledged Shares (with undated stock powers, duly executed in blank) on the date hereof in the State of New York, and assuming (x) continuous possession of the Pledged Shares by the Lender, in the State of New York, and (y) the Lender has no notice (as such term is defined in Section 8-304 of the Uniform Commercial Code) prior to or on the date of the delivery of such Pledged Shares of any adverse claim within the meaning of Section 8-302 of the Uniform Commercial Code, the Lender will have a valid and perfected security interest in the Pledged Shares.

          The foregoing opinion is further subject to the following qualifications and limitations:

               (a) The enforceability of the Financing Agreements may be subject to or limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws and court decisions, now or hereafter in effect, relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law);

Citicorp USA, Inc.
March 15, 1996
Page

               (b) We express no opinion as to the legality, binding nature or enforceability of (i) any guarantee by any Borrower of the Obligations of any other Borrower which is not controlled by such guaranteeing Borrower,
     (ii) provisions contained in the Financing Agreements restricting access to legal or equitable remedies, (iii) provisions contained in the Financing Agreements that purport to establish (or may be construed to establish) evidentiary standards, (iv) provisions relating to waivers, severability, indemnity, submissions to jurisdiction, set off, delay or omission of enforcement of rights or remedies and (v) provisions in the Financing Agreements purporting to preserve and maintain the liability of a guarantor despite any lack of validity or enforceability of any Financing Agreement or any agreement or instrument relating thereto;

               (c) We express no opinion as to the enforceability of the payment of interest provided in the Financing Agreements if the rate provided for therein would constitute usury under the laws of the State of New York; and

               (d) We express no opinion as to the priority of any security interest created by any Financing Agreement or, except as specifically set forth in paragraphs 8 and 9, the perfection of any security interest created by any Financing Agreements.

          This opinion has been rendered solely for the benefit of the Lender, and no other person or entity shall be entitled to rely hereon. This opinion shall not be quoted, and copies of this opinion shall not be delivered to any other person or entity, without the prior written consent of the undersigned. This opinion is limited to the matters expressly set forth herein as of the date hereof, no opinion is implied or may be inferred beyond the matters expressly so stated and we disclaim any obligation to update this opinion.

               Very truly yours,



               SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP

SFH&G,LLP:RAG:JSH:ESW

                                   Schedule I

                              Outstanding Capital
                              -------------------


               Percentage of Outstanding

               Capital Represented by the
               --------------------------
Issuer
------
               Pledged Shares
               --------------

ASCI

       100%

Galion

          100%

Systems

          100%

Automotive Safety Components
  International, S.A. de C.V.

             65.9%

Automotive Safety Components
  International, Limited

             66%

Automotive Safety Components
  International, s.r.o.

          66%

                                  Schedule II

                                Specified States
                                ----------------


Arizona
         Secretary of State

         Maricopa County

California
         Secretary of State

         Orange County

New Jersey
         Secretary of State

         Mount Arlington County

Ohio           Secretary of State

         Summit County Recorder

         Franklin County Recorder

         Montgomery County Recorder

         Crawford County Record Real Estate Records (Fixture Filing

         Richland County Recorder

         Cuyohuga County Recorder

Tennessee
         Secretary of State

         Gibson County Clerk

                                                                       EXHIBIT F

                                March 15, 1996



Citicorp USA, Inc.
153 East 53rd Street
New York, NY  10043

Attention: Messrs. Andrew Stock & Stephen Goetschius

Dear Sirs:

     We have acted as special Government Contracts counsel for Galion, Inc. ("Galion") and Valentec Systems Inc. (each a Defense Borrower and collectively the "Defense Borrowers") in connection with (1) the execution and delivery by, among others, the Defense Borrowers and Citicorp USA, Inc. (the "Lender") of the Credit Agreement, dated as of March 15, 1996 (the "Credit Agreement"); (2) the execution and delivery by, among other parties, the Defense Borrowers (together with such other parties, the "Borrowers") of the Pledge and Security Agreement, dated as of March 15, 1996 in favor of the Lender (the "Pledge and Security Agreement"); (3) the Lockbox Agreements and Blocked Account Agreement (collectively the "Lockbox Agreements" and together with the Credit Agreement, the Pledge and Security Agreement, referred to as the "Agreements" and individually as an "Agreement").

     This opinion is being furnished to the Lender pursuant to Section 2.1(xi) of the Credit Agreement. In connection with rendering this opinion, we have read copies of the Agreements and also have examined copies of such other documents, records, certificates and instruments as in our judgment are necessary as the basis for the opinions expressed below. As to various questions of fact material to this opinion, we have relied upon representations, statements or certificates of officers and representatives of the Defense Borrowers and others, including representations of the Defense Borrowers contained in the Agreements. As used herein, any defined terms used but not defined in this opinion shall have the meanings ascribed thereto in the Credit Agreement or other relevant Agreements.

     In addition, we have assumed, without investigation, verification or inquiry, (i) the genuineness of the signatures of all persons signing the Agreements or any of them, (ii) the legal capacity of all natural persons, (iii) the authenticity of all documents submitted to us as copies, and (iv) the conformity to original documents of all documents submitted to us as photostatic or facsimile copies and the authenticity of the originals of such documents. We have also assumed the valid authorization, execution and delivery of each of the Agreements by each party thereto other than the Obligors and we have assumed that each of such other parties has been duly organized and is validly existing and in good standing under its jurisdiction of incorporation with

                                                                       EXHIBIT F

Citibank USA, Inc.
March 15, 1996
Page 2

the corporate or other organizational power to perform its obligations thereunder, and that each of the Agreements is the valid, binding and enforceable obligation of each such other party.

     We note that we are not general counsel to the Borrower and would not ordinarily be familiar with or aware of matters relating to the Borrower unless they are brought to our attention by representatives of the Borrower. Accordingly, our examination in connection herewith has been limited to the documents identified to us by the Borrower or otherwise relevant to the transactions contemplated by the Loan Documents.

     Furthermore, in connection with the opinions set forth below, we have made such investigations of fact and law as we believe are necessary or appropriate to enable us to render the opinions expressed below. We reviewed the requirements of the Federal Acquisition Regulation ("FAR"), as well as any pertinent federal statutes pertaining to the defense-related operations of Defense Borrowers performed pursuant to U.S. Government contracts and subcontracts. In this regard, we were informed that Defense Borrowers currently have firm fixed-price U.S. Government contracts and firm fixed-price subcontracts under U.S. Government prime contracts, but to progress payments, only Valentec Systems, Inc. has received progress payments under its contract with the United States Army Industrial Operations Command for production of 120mm mortar ammunition. Pursuant to the standard Progress Payments Clause of the FAR, the Government has acquired title to all materials, work in-process, finished goods and other property as described in the Progress Payment clause of the contract as of the date when such property is or should have been allocable to the contract or; with respect to property acquired or produced prior to that date for use in connection with that contract, immediately upon the date of the contract. FAR 52.232-16(d).

     With respect to Defense Borrowers' security obligations under the Agreements, for your information, the Assignment of Claims Act of 1940, as amended, 31 U.S.C. (S) 3727, 41 U.S.C. (S) 15 and FAR 32.8000 et seq., covers
                                                              ------
the transfer or assignment of a contractor's right to be paid by the U.S. Government for contract performance and provides that a contractor may assign monies due or to become due under a contract if certain conditions are met. These conditions are as follows: (a) the contract specifies payments aggregating $1,000 or more; (b) the assignment is made to a bank, trust company or other financing institution, including any Federal lending agency, (c) the contract does not prohibit the assignment, (d) unless otherwise expressly permitted in the contract, the assignment (1) covers all unpaid amounts payable under the contract, (2) is made only to one party, except that any assignment may be made to one party as agent or trustee for two or more parties participating in the financing of the contract, and (3) is not subject to further assignment (except that assignment or reassignment to another financing institution may be made by financing institutions to whom contract rights have been assigned by a

                                                                       EXHIBIT F

Citibank USA, Inc.
March 15, 1996
Page 3

contractor, provided that the requirements of clause (e) are met); and (e) the assignee sends written notice of assignment together with a true copy of the assignment instrument to the appropriate government officer.

The opinions expressed below are subject to the following qualifications:

     (i) Whenever we have rendered an opinion "to our knowledge" or concerning an item "known to us," or similar language used herein, it is based solely upon an inquiry of attorneys within this firm who perform legal services for the Defense Borrowers, or, as to factual matters only, upon the receipt of information from or on behalf of the Defense Borrowers.

     (ii)  This opinion is given as of the date first set forth above.

     (iii) The opinions expressed herein are given only with respect to the federal laws which relate to the defense-related operations of Defense Borrowers performed pursuant to their respective U.S. Government contacts and subcontracts specifically referred to. We express no opinion as to the matters governed by any other laws, and we express no opinion with respect to any conflict of laws questions, if any.

     (iv) We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference in any of the Agreements.

     (v) We express no opinion as to whether any of the Agreements contains or incorporates by reference any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, and we express no opinion as to the truth of any statement of material fact contained or incorporated by reference in the Agreements.

     (vi) We express no opinion as to the security interests created under the Agreements.

     Based upon the foregoing and in reliance thereon and subject to the assumptions, limitations and qualifications set forth herein, including specifically in the last two paragraphs of this letter, we are of the opinion that:

     (i) Each Agreement is the legal, valid and binding obligation of each Defense Borrower party thereto, and subject to the qualifications and limitations set forth

                                                                       EXHIBIT F

Citibank USA, Inc.
March 15, 1996
Page 4


herein, enforceable against each such Defense Borrower in accordance with its terms.

     (ii) With respect to the defense-related operations of Defense Borrowers performed pursuant to their respective U.S. Government contracts and subcontracts and, except, with respect to any obligations owing by the United States Government that may be assignable to the Lender pursuant to the Agreements, for such consents, approvals or authorizations of the United States Government which are necessary for such assignment pursuant to the Federal Assignment of Claims Act (31 U.S.C. (S) 3727; 41 U.S.C. (S) 15), no authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other person is required for the due execution, delivery and performance by each Defense Borrower of the Agreements to which it is a party except in each case those contemplated in the Agreements and those which, if not obtained or made, would not have a Material Adverse Effect on the Borrowers.

     (iii) The form of written Notice of Assignment of Valentec Systems, Inc.'s Defense Contract Proceeds complies with the requirements of the Assignment of Claims Act of 1940.

     Our opinions are limited to the specific issues addressed and are limited in all respects to the laws existing on the date hereof. By rendering our opinions, we do not undertake to advise you of changes in the law which may occur after the date hereof.

     This opinion has been rendered solely for the benefit of the addressees hereof, and no other person or entity shall be entitled to rely hereon. This opinion shall not be quoted, and copies of this opinion shall not be delivered to any other person or entity, without our prior written consent. This opinion is limited to the matters expressly set forth herein as of the date hereof, and no opinion is implied or may be inferred beyond the matters expressly so stated.

                              Very truly yours,

                              PATTON, BOGGS, L.L.P.

                                                                       EXHIBIT G

                   [Letterhead of Calfee, Halter & Griswold]

                                 March 15, 1996


Citicorp USA, Inc.
153 East 53rd Street
New York, NY  10043

Ladies and Gentlemen:

          We have acted as special counsel in the State of Ohio to Galion, Inc. (the "Mortgagor"), and Safety Components International, Inc. ("SCI"), Automotive Safety Components International, Inc., and Valentec Systems, Inc. (collectively, and with the Mortgagor and SCI, the "Borrowers" and individually, a "Borrower"), in connection with the execution and delivery of the Credit Agreement, dated of even date herewith (the "Credit Agreement") between and among the Borrowers, each in its capacity as a Borrower and, other than SCI, as a Guarantor (as defined in the Credit Agreement), and Citicorp USA, Inc. (the "Bank"). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In connection with this opinion, we have examined photocopies of executed originals of the following documents, each dated March 15, 1996, except for the Financing Statements and Fixture Financing Statement, photocopies of which are attached:

          1.   The Credit Agreement executed and delivered by the Borrowers;

          2. The Note (the "Note"), in original principal amount of $10,000,000, executed and delivered by the Borrowers and payable to the order of the Bank;

          3. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement (the "Mortgage"), with a stated maximum principal amount of $3,500,000, executed and delivered by the Mortgagor in favor of the Bank;

          4. The Pledge and Security Agreement executed and delivered by the Borrowers in favor of the Bank (the "Pledge Agreement");

          5. UCC-1 Financing Statements (the "Financing Statements"), executed and delivered by the Mortgagor as Debtor naming the Bank as Secured Party and describing certain personal property; and

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 2
March 15, 1996


          6. UCC-1 Fixture Financing Statement (the "Fixture Financing Statement"), executed and delivered by the Mortgagor as Debtor naming the Bank as Secured Party and describing certain fixtures.

          The Credit Agreement, the Note, the Mortgage, and the Pledge Agreement are hereinafter referred to as the Loan Documents. The office of the Ohio Secretary of State and the office of the County Recorder for each of Crawford County, Cuyahoga County, Franklin County, Montgomery County, Richland County and Summit County, each in the State of Ohio, are collectively hereinafter referred to as the "Filing Office".

          In connection with rendering the opinions set forth herein, we have assumed, without independent investigation, that (i) the Mortgagor is the only Borrower that has property located in the State of Ohio, (ii) the Premises (as defined in the Mortgage, herein "Premises") is located only in Crawford County, Ohio, (iii) the Mortgagor's property other than the Premises located in the State of Ohio is located only in Crawford County, Cuyahoga County, Franklin County, Montgomery County, Richland County and Summit County (each a "Designated County"), (iv) the Mortgagor does not have a place of business in the State of Ohio other than in Crawford County and (v) each of the Financing Statements and the Fixture Financing Statement gives an address of the Bank as secured party thereunder from which information concerning the security interest may be obtained and gives a mailing address of the Mortgagor as debtor thereunder.

          Except with respect to our opinions set forth in paragraphs 1 and 8 below, we have assumed, without independent investigation, that the Lender has complied, and will continue to comply, with all laws, rules and regulations of the State applicable to it as a corporation or other entity doing business in the State.

          In rendering the opinions set forth herein, we have not conducted any investigation into the types of businesses and activities in which any of the Borrowers, as Borrowers and as Guarantors, engages or the manner in which any of them conducts its businesses as would enable us to render any opinion (and, accordingly, we express no opinion) as to the applicability to any of the Borrowers, as Borrowers and/or as Guarantors, of any law or regulation of the State of Ohio not of general applicability to business corporations.

          For purposes of this opinion, we have assumed, with your approval and without independent investigation, the following:

          a. Each of the Borrowers is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 3
March 15, 1996


     business as now conducted and proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby;

          b. The execution, delivery and performance by each of the Borrowers of the Loan Documents and the Financing Statements and Fixture Financing Statement to which each is a party do not and will not (i) violate an provision of law (except that we make no such assumption with regard to the laws of the state of Ohio) applicable to any of the Borrowers, or the Certificate of Incorporation, Charter or Bylaws (or similar organizational document) of any of the Borrowers, as the case may be, or any order, judgment or decree of any court or other agency of government binding on any of the Borrowers, as the case may be, or (ii) constitute a tortious interference with any contractual obligation or conflict with result in a beach of, constitute (with or without notice or lapse of time or both) a default under, or require the termination of any contractual obligation of any of the Borrowers;

          c. The executed Loan Documents and the Financing Statements and Fixture Financing Statement are in the forms that we have examined, have been properly authorized, executed and delivered by the appropriate parties, and have the correct exhibits attached thereto;

          d. The Loan Documents and all other documents executed in connection therewith or as security therefor constitute the legal, valid and binding obligations of the parties thereto under the laws of the jurisdiction chosen to govern the enforcement thereof (except that we make no such assumption with regard to the laws of the State of Ohio);

          e. The description of the real property to be attached to the Mortgage, the Fixture Financing Statement and the other Loan Documents accurately describes the real property intended to be encumbered thereby;

          f. None of the Premises is "Registered Land", as such term is defined in Chapter 5309 of the Ohio Revised Code; and

          g. None of the property described in the Mortgage, the Financing Statements or the Fixture Financing Statement consists or will consist of certificated securities, uncertificated securities, consumer goods, equipment used in farm operations, farm products, crops, timber, minerals or the like (including oil and gas), or accounts resulting from the sale thereof, trademarks, patents, copyrights, beneficial interests in a trust or a decedent's estate or letters of credit.

          We have also assumed that (1) funds have been advanced by the Bank pursuant to, and in connection with the execution, delivery and performance of, the Loan Documents; and

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 4
March 15, 1996


(2) the Mortgagor has rights in the property with respect to which it has granted a security interest and mortgage interest under the Mortgage and the Pledge Agreement.

          Based on the foregoing and upon such legal considerations as we have deemed necessary, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we express the following opinions:

          1. The Bank is not subject to taxation by the State of Ohio by virtue of making the Loan, taking a lien on property in the State of Ohio or enforcing its rights under the Mortgage.

          2. Each of the Mortgage and the other Loan Documents constitutes the legal, valid and binding obligation of each of the Borrowers, as Borrowers and as Guarantors, that is a party thereto, enforceable in accordance with its terms.

          3. The laws of the State of Ohio do not impair the Bank's rights to secure a deficiency judgment or realize on any other mortgages or collateral for the Loan located in the State of Ohio whether prior to, concurrently with or after realizing upon the Mortgage and do not impair the right of the Bank to proceed whether prior to, concurrently with or after realizing upon the Mortgage, against any guarantors of the Loan.

          4. Neither the execution and delivery by the Borrowers of the Loan Documents, the Financing Statements and Fixture Financing Statement (to which they are a party) nor the performance by the Borrowers of their respective obligations thereunder conflict with or violate or constitute a breach of the provisions of, or a default under, any provision of applicable law of the State of Ohio.

          5. Upon filing of the Financing Statements in the Filing Office, all filings, registrations and recordings necessary or appropriate in the State of Ohio to create, maintain, preserve, protect and perfect the security interests granted by the Mortgagor to the Bank under the Mortgage and Pledge Agreement with respect to personal property that is described in the Financing Statements and located in a Designated County with respect to which a security interest may be perfected by the filing of a financing statement under Chapter 1309 (the "Sate Article 9") of the Ohio Revised Code (the "Perfected Personal Property")
 --------------
will have been accomplished and the security interests granted to the Bank will constitute perfected security interests in the Perfected Personal Property.

          6. The Mortgage is in proper form for recording in the office of the County Recorder for Crawford County, Ohio and in form sufficient to create liens against the Premises comprised of real property (including fixtures), without further action to secure the indebtedness described therein, and the office of the County Recorder for Crawford County, Ohio is the

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 5
March 15, 1996


appropriate real property recording office for recording of the Mortgage as to real property located in Crawford County.

          7. Upon filing of the Fixture Financing Statement in the real estate records of the office of the County Recorder for Crawford County, Ohio, all filings, registrations and recordings necessary or appropriate in the State of Ohio to create, maintain, preserve, protect and perfect the security interests granted by the Mortgagor to the Bank under the Mortgage and Pledge Agreement with respect to property that constitutes fixtures and is described in the Fixture Financing Statement and located in Crawford County in the State of Ohio with respect to which a security interest may be perfected by the filing of a financing statement under the State Article 9 (the "Perfected Fixture Property") will have been accomplished and the security interests granted by the Mortgagor to the Bank will constitute perfected security interests in the Perfected Fixture Property.

          8. The Bank, solely by virtue of making the Loan, taking a lien and/or a security interest under the Mortgage and the Pledge Agreement on property in the State of Ohio or enforcing its rights under the Loan Documents, is not required to comply with any statutory or regulatory requirements applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State of Ohio or be qualified to do business or file any designation for service of process or file any reports in the State of Ohio, and no authorization, consent or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the State of Ohio is required for the exercise of rights and remedies by the Bank requiring notice to or filing with any court or any prior court approval.

          9. To the extent that there is no attempt to collect interest thereon at a rate exceeding twenty-five percent (25%) computed annually, the interest rates applicable to the obligations of the Borrowers, as Borrowers and a Guarantors, under the Loan Documents do not violate any law, rule or regulation prescribing a maximum rate of interest.

          The foregoing opinions are subject to the following further assumptions, limitations, qualifications and exceptions:

          (a) Our opinions are subject to and affected by (i) applicable bankruptcy, insolvency, avoidance, reorganization, bulk transfer, moratorium or similar laws affecting the rights of creditors generally including, without limitation, statutory and other laws regarding fraudulent transfers and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law) which may affect the specific performance of the rights and remedies set forth in the Loan Documents. Moreover, the exercise of the rights and remedies under the Loan Documents could be subject to limitation if (i) the enforcement of such rights and

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 6
March 15, 1996


remedies by the Bank is not reasonably necessary for the protection of the Bank,
(ii) the penalties imposed bear no reasonable relation to the damages suffered by the Bank, (iii) the enforcement of the rights and remedies violates the obligations of the Bank of fair dealing and to act in good faith, or would be commercially unreasonable, (iv) the Events of Default (as defined in the Mortgage) are deemed by a court not to be material or (v) a court having jurisdiction finds that such remedies, covenants or provisions were, at the time made, or are in application, unconscionable as a matter of law or contrary to public policy.

          (b) Certain of the remedial provisions in the Loan Documents may be limited or rendered unenforceable under laws of the State of Ohio. We express no opinion as to the validity, binding effect or enforceability of any provision in the Loan Documents which (i) purports to give the Bank the right to act as attorney in fact and thereupon sign documents and take actions in the name of any of the Borrowers, (ii) attempts to grant to the Bank a power of sale or to modify or waive any requirements of judicial foreclosure including, but not limited to, those relating to appraisement, valuation or redemption, modifications or waivers of stays, extensions, moratorium or homestead rights or exemptions, (iii) provides a right of possession, dominion or control (other than by judicial action) of collateral or other self-help remedies, (iv) purports to secure any indebtedness or obligations other than those within the contemplation of the parties as evidenced by the execution and delivery of the Credit Agreement and satisfying any applicable "relatedness" test, (v) purports to grant the right to have a receiver appointed, (vi) purports to obligate the Mortgagor to pay for any documentary stamp or other taxes not currently in existence unless at the time such charges are required to be paid it is lawful for the Mortgagor so to pay the same, (vii) purports to assign rights to the Bank as to the proceeds of any insurance policy without compliance with the requirements of such policy regarding the assignment of any part thereof, (viii) purports to make any existing lease subordinate to the Mortgage, (ix) purports to modify the Bank's obligations under 1309.18 of the Ohio Revised Code (UCC (S) 9-207), (x) purports to grant to the Bank a right to foreclose on other than a currently existing tax parcel except pursuant to and after having obtained any necessary governmental split or subdivision approvals for dividing the real property that is the subject of the Mortgage into new parcels, (xi) purports to require lessees under leases subordinate to the lien of the Mortgage to attorn to the Bank after foreclosure, except to the extent that such lessees have entered into enforceable nondisturbance and attornment agreements for the benefit of the Bank or such other purchasers, (xii) purports to make any existing lease subordinate to the Mortgage, purports to make any subordinate lease continue in existence following foreclosure or purports to prohibit any existing lease from being terminated by the lessee in accordance with its terms,
(xiii) purports to prevent the Bank from being deemed a mortgage in possession or held liable under any lease of real property after the exercise by the Bank of any rights or remedies under the Mortgage, (xiv) purports to grant to the Bank the right to acquire the Premises at a foreclosure sale without paying all real estate taxes and assessments and all costs and expenses associated with such foreclosure action and such sale, or (xv) purports to grant to the Bank the

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 7
March 15, 1996


right to retain possession and control of the Premises after the appointment of a receiver, liquidator or trustee. We express no opinion with respect to whether the assignment of leases set forth in the Mortgage would be construed to be an absolute assignment as compared to a lien on rents and the underlying leases. Notwithstanding the qualifications set forth in paragraph (a) above, this paragraph (b) and paragraph (d) below as to enforceability of the provisions referenced in paragraph (a), this paragraph (b) and paragraph (d) below, in our opinion and subject to the other assumptions, limitations, qualifications and exceptions hereof, the unenforceability of such provisions does not render the Mortgage invalid as a whole and, in the event of a material breach of a material convenant in the Mortgage, the Bank may exercise remedies that would be normally available to a mortgagee in the State of Ohio.

          (c) We express no opinion with respect to any provision in the Loan Documents purporting to allow the collection of attorneys' fees.

          (d) We express no opinion as to the validity, binding effect or enforceability of any provision in the Loan Documents to the extent that such provision (i) purports to waive any requirement of diligent performance or other care on the Bank's part with respect to the recognition or preservation of the rights of the Borrowers to or interest in any property subject to any security interest o lien granted thereby, (ii) provides that delays or course of dealing by the Bank will not operate as a waiver, (iii) purports to exculpate the Bank from its own negligent acts and limit the Bank from certain liabilities, (iv) attempts to modify or waive any requirements of commercial reasonableness, notice, or other requirements of the State Article 9, (v) provides that a waiver must be in writing, (vi) provides for the establishment of evidentiary standards, (vii) provides for the waiver of objections to venue, or (viii) purports to waive any right to notice or consent with respect to extensions or increases of the obligations owing the Bank or any surrender or release of collateral securing such obligations.

          (e) We have made no examination of the condition of title to or liens on or with respect to any property affected by the Mortgage, the Financing Statement or the Fixture Financing Statement, and, accordingly, we express no opinion as to the title to, condition of title to or ownership of the property (including without limitation, any portion of the Premises contemplated as security by the Loan Documents), nor the priority of the liens and encumbrances to be created on any property by the Mortgage, nor, except as set forth in paragraphs 6 and 7 above, the attachment or perfection of any security interest in fixtures, nor, except as set forth in paragraph 5 above, the perfection of the security interest in any personal property. We express no opinion concerning the validity or enforceability of any lien purportedly granted to the Bank under the Mortgage and the Fixture Financing Statement in real property not specifically described therein or in the adequacy of any legal description set forth therein.

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 8
March 15, 1996



          (f) Continuation statements with respect to each of the Financing Statement and the Fixture Financing Statement must be filed within the period of six (6) months prior to the expiration of five (5) years from the date of the initial filing thereof or the appropriate filing of any appropriate continuation statements. The Mortgage must be refiled within twenty-one (21) years after the date of the Mortgage or within twenty-one (21) years after the stated maturity date of the principal sum secured by the Mortgage if a stated date of maturity is provided in the Mortgage, whichever is later, as provided by Ohio Revised Code (S) 5301.30.

          (g) The security interest of the Bank will cease to be perfected as to any collateral (i) acquired by the Mortgagor more than four (4) months after such company changes its name, identity or corporate structure so as to make the then-filed UCC-1 Financing Statements (or Fixture Financing Statement) seriously misleading, unless new appropriate UCC-1 Financing Statements (and Fixture Financing Statement) are filed before the expiration of such four (4) month period, (ii) sold by the Mortgagor to a buyer in the ordinary course of business, (iii) otherwise disposed of by the Mortgagor, if such disposition is authorized by the Bank, (iv) moved to another state or jurisdiction (unless such security interest is perfected under the laws of the state or jurisdiction to which such collateral is moved); or (v) consisting of accounts, general intangibles and mobile goods or chattel paper (to the extent the security interest therein is nonpossessory), four (4) months after the Mortgagor changes its chief executive office, if applicable, to a new jurisdiction outside of the State of Ohio (or, if earlier, when perfection under the law of the State of Ohio would have ceased as set forth in paragraph (f) immediately above) unless such security interest is perfected in such new jurisdiction before that termination.

          (h) In the case of property which becomes collateral after the date hereof, Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

          (i) Our opinion relating to the enforceability of the Loan Documents, to the extent that the obligations of any of the Borrowers under the Loan Documents may be characterized as a guaranty by such party of the obligations of another party, is qualified to the extent that such obligations of any of the
Borrowers: (a) may be subject to a variety of defenses which generally may be raised by guarantors and (b) may be specifically subject to the limitations of Sections 1341.03 and 1341.04 of the Ohio Revised Code. In addition, we express no opinion regarding, and our opinion is qualified in respect of such obligations to the extent that any of the Loan Documents (A) attempts to modify or waive any requirements of commercial reasonableness, notice or other requirements of the law of the State of Ohio relating to the rights and remedies of guarantors or (B) purports to waive or modify any defenses, offsets or claims which any guarantors may have either at law or at equity.

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 9
March 15, 1996



          You have asked whether a court of the State of Ohio or a federal court applying the law of the State would apply the conflict of law principles adopted under the law of the State of Ohio so as to give effect to the choice of law provision set forth in the Loan Documents (other than the Mortgage which is governed by the laws of the State of Ohio) providing that the law of the State of New York should govern the Loan Documents. After a review of reported and published decisions applying the law of the State of Ohio, we are unaware of any reported and published decision by any court of the State of Ohio or federal court applying the law of the State of Ohio which gives effect to a choice of law provision set forth in a loan agreement, security agreement or in a note (other than in the context of usury issues relating to a note, and in connection with the collection of attorneys' fees and other than as referenced below with respect to unpublished decisions). Accordingly, the opinion hereinafter set forth is based solely on a review of analogous case law.

          Section 1301.05 of the Ohio Revised Code provides, in relevant part, that parties to a transaction which bears a reasonable relation to the State of Ohio and to another state may agree that the laws of the State of Ohio or the laws of such other state shall govern the rights and duties of said parties. Other than in connection with the collection of attorney's fees pursuant to the terms of a security agreement, this provision of the law of the State of Ohio has not yet been applied to a loan agreement or security agreement or a note. However, courts of other states and federal courts interpreting state law of other states have applied Section 1-105 of the Uniform Commercial Code to uphold a choice of law provision set forth in notes or loan agreements in cases involving conflicting state usury laws. See, e.g., Woods - Tucker Leasing Corp.
                                                    ----------------------------
of Georgia v. Hutcheson-Ingram Development Co., 642 F.2d 744 (5th Cir. 1981).
-----------------------------------------------
Hammel v. Ziegler Financing Corp., 113 Wis. 2d 73, 334 N.W. 2d 913 (Wis. Ct.
----------------------------------
App. 1983). State of Ohio courts generally defer to decisions by other state courts regarding the interpretation of identical UCC provisions. Mack Financial
                                                                  --------------
Corporation v. Kenworth of Cincinnati, Inc., No. C-790740, slip op. at 3 (Ohio
--------------------------------------------
Ct., App. June 3, 1981).

          The only reported and published Ohio decision addressing a choice of law provision contained in a loan document since the adoption of the Uniform Commercial Code as enacted in the State of Ohio concerns choice of law relating to the collection of attorney's fees. In Clarklift of Northwest Ohio, Inc. v.
                                          ------------------------------------
Clark Equipment Company, 869 F.Supp. 533 (N.D. Ohio 1994), the court refused to
------------------------
honor the parties' choice of Michigan law in connection with the recovery of attorneys' fees. Each of the two security agreements between the parties contained a provision stating that such agreements were to be "construed in accordance with and governed by the laws of the State of Michigan". The court cited Schulke Radio Prod. v. Midwestern Broadcast, 6 Ohio Citicorp USA, Inc. St.
      --------------------------------------------
3d 436, 453 N.E.2d 683 (Ohio 1983), in determining that the laws of the state chosen by the parties to a loan document such as a security agreement would be applied unless (i) the chosen state has no substantial relationship to the parties or the transaction and there is no other reasonable basis for the parties' choice, or (ii) application of the law of the chosen

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 10
March 15, 1996


state would be contrary to a fundamental policy of a state having a materially greater interest in the issue than the chosen state and such state would be the state of the applicable law in the absence of a choice by the parties.

          The court concluded that the choice of Michigan law should not be upheld because: (i) the secured party relied entirely upon Ohio law in its foreclosure proceedings, thus effectively waiving its contractual right that Michigan should apply; and (ii) the recovery of attorney fees is repugnant to Ohio public policy and, under the facts of Clarklift, Ohio had a greater
                                           ---------
material interest in the choice of law issue than Michigan. The court found that Ohio had a materially greater interest in Clarklift because (a) the
                                               ---------
borrower's only place of business was in Ohio; (b) all of the assets of the borrower were located in Ohio; (c) the secured party filed documents in Ohio to record its security interest in the borrower's assets; and (d) the secured party was doing business in the State of Ohio. The court noted that the only connections to Michigan were the fact that one of the parties was incorporated in the State of Michigan and the security agreements were deemed to be entered in the State of Michigan.

          Other than Clarklift of Northwest Ohio, Inc. v. Clark Equipment
                     ----------------------------------------------------
Company, the only reported and published Ohio decisions addressing a choice of
-------
law provision contained in a loan agreement, security agreement or promissory note concern choice of law issues relating to usury and were decided prior to the adoption of the Ohio UCC. While ultimately upholding the choice of law provisions of each subject note, such decisions did not establish a clearly defined rationale or precedent for doing so. In Kilgore v. Dempsey, 25 Ohio St.
                                                 ------------------
610 (Ohio 1874), the Supreme Court of Ohio upheld a choice of State of Ohio law as to the interest rate of a note payable by a maker who was a resident of the State of Ohio although the interest rate set forth in such note would have been usurious under Pennsylvania law. The holder of the note was a resident of Pennsylvania and the note was to be paid in Pennsylvania. The court held that the parties to the note had a legal right to contract in good faith with reference to the laws of either the State of Ohio or Commonwealth of Pennsylvania. In Scott v. Perlee, 39 Ohio St. 63 (Ohio 1883), the Supreme Court
                  ---------------
of Ohio upheld a choice of Illinois law as to the interest rate of a note payable by a maker who was an Illinois resident to a holder who was a resident of the State of Ohio although the interest rate would have been usurious under the law of the State of Ohio. The court stated that:

          ...it is undoubtedly the law of this state, and indeed it is now well established almost universally, that where a contract is entered into in one state, to be performed in another, between citizens of each, and the rate of interest is different in the two, the parties may, in good faith, stipulate for the rate of either, and thus expressly determine with reference to the law of which place that part of the contract shall be decided.

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 11
March 15, 1996


          In cases relating to commercial contracts other than loan agreements, security agreements or notes, the Supreme Court of Ohio has adopted the tests set forth in Section 187(2) of the Restatement (Second) of Conflict of Laws
(1971). However, there is not controlling and published authority under the laws of the State of Ohio applying Section 187(2) to the enforceability of a choice of law provision in a loan agreement.

          Although the matter is not free from doubt by reason of the absence of direct and published precedent, if a case were properly presented and argued, we believe that a court of the State of Ohio or a federal court applying the law of the State of Ohio would adopt the tests set forth in Section 187(2) of the Restatement (Second) of Conflict of Laws (1971), under which the law of a state chosen by the parties to a loan agreement such as the Loan Agreement would be applied unless:

     (a) the chosen state has no substantial relationship to the parties or the transaction and there is not other reasonable basis for the parties' choice, or

     (b) application of the law of the chosen state would be contrary to a fundamental policy of a state which has a materially greater interest than the chosen state in the determination of the particular issue and which...would be the state of the applicable law in the absence of an effective choice of law by the parties.

See, Clarklift of Northwest Ohio, Inc. v. Clark Equipment Company, Schulke Radio
     ---------------------------------------------------------------------------
Prod. v. Midwestern Broadcast, 6 Ohio St. 3d 436, 453 N.E.2d 683 (Ohio 1983),
-----------------------------
and Jarvis v. Ashland Oil, Inc., 17 Ohio St. 3d 189, 478 N.E.2d 786 (Ohio 1985).
    ----------------------------

          Although of limited value as a precedent by reason of its unpublished nature, we have found one relevant unpublished decision, Michigan Bank -
                                                         ---------------
Midsouth v. James R. Strohl, 1986 WL 11425 (Ohio App.).  Therein, in upholding
----------------------------
the parties' choice of Michigan law, the court applied Section 187(2) of the Restatement (Second) of Conflict of Laws (1971) to a promissory note. The case is unclear concerning whether the note contained an express choice of Michigan law. In discussing Section 187(2), however, the court states that a reasonable basis for the parties' choice of law exists where a borrower chooses the law of the state where the bank advancing the funds is located.

          In applying such Restatement tests, the Supreme Court of Ohio in Jarvis v. Ashland Oil, Inc. stated that, even where the law of the chosen state
---------------------------
is concededly repugnant to and in violation of the public policy of the State of Ohio, the law of the State of Ohio will "only be applied when it can be shown that the state has a materially greater interest than the chosen state."

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 12
March 15, 1996


          In Sekeres v. Arbaugh, 31 Ohio St. 3d 24, 508 N.E.2d 941 (Ohio 1987),
             -------------------
the Supreme Court of Ohio upheld an award of attorneys' fees based on a provision in a commodity futures trading agreement providing that New York law would govern the agreement. As a result of its finding that the State of Ohio did not have a materially greater interest than New York, the Court found it unnecessary to decide whether the contract's provision for the collection of attorneys' fees would violate State of Ohio public policy. Determining that the State of Ohio did not have a materially greater interest, the Court noted that
(i) the performance of the contract was not located principally in either New York or the State of Ohio, (ii) the transaction was approved in New York and one of the parties was incorporated n New York, and (iii) neither the State of Ohio residence of the other party to the contract nor the execution of the contract in the State of Ohio was determinative.

          Other than the Clarklift case, there is no reported decision applying
                         ---------
the law of the State of Ohio which suggests (i) whether the tests of Section 1301.05 of the Ohio Revised Code or Section 187(2) of the Restatement as adopted by the Supreme Court of Ohio would supersede or otherwise alter the earlier State of Ohio cases referenced above regarding "good faith" enforceability of choice of law provisions in notes as related to usury or any other particular issue or (ii) whether a choice of law provision as it relates to usury, attorney's fees in connection with collections, or waivers of equitable or legal defenses are matters of fundamental public policy of the State of Ohio or are concededly repugnant to and in violation of the public policy of the State of Ohio.

          In the present case, it is our understanding that (i) negotiations of the Loan Documents have occurred in New York and telephonically between representatives located in New York and California, (ii) the Mortgagor is a Delaware corporation with its principal place of business and chief executive office in 515 Northeast Street, Galion, Ohio 44833, (iii) the Bank has its chief executive office in New York, (iv) the funding of Loan, the payment of the Bank's fees and the repayment of the Loan will be made or received in New York and (v) the Loan Documents will be executed and delivered in New York.

          Although the matter is not free from doubt because (i) there is no controlling published authority in the State of Ohio with regard to a loan agreement, security agreement, note agreement, notes (other than in the usury context and in connection with the collection of attorneys' fees), (ii) other than the Clarklift case, there is no controlling published authority in the
         ---------
State of Ohio with regard to the effect of the adoption of either Section 1301.05 of the Ohio Revised Code or Section 187(2) of the Restatement with regard to a note agreement, loan agreement, security agreement or note, (iii) in the Clarklift case, the court held that a choice of law provision is not
    ---------
enforceable with respect to the collection of attorneys' fees, (iv) the application of facts to controlling legal principles will be determined ultimately by a trier-of-fact based on its view of the facts, and (v) the split decision in Sekeres and the decision in Clarklift
            -------                     ---------

                           CALFEE, HALTER & GRISWOLD

Citicorp USA, Inc.
Page 13
March 15, 1996


demonstrate the potential for contradictory analysis and/or emphasis of facts related to choice of law issues, we re of the opinion, based upon the understood facts set forth above and a reasoned analysis of analogous case law, that, if the case were properly presented and argued, a court of the State of Ohio or a federal court applying the law of the State of Ohio should give effect to the choice of New York law as the governing law with respect to the interpretation and enforceability of the Loan Documents (other than the Mortgage which is governed by the laws of the State of Ohio). The foregoing opinion does not express any opinion with respect to the enforceabiity of the choice of law provision with respect to usury or the collection of attorneys' fees in any situation in which the State of Ohio has a materially greater interest than the State of New York.

          We are licensed to practice law in the State of Ohio and the foregoing opinions are limited to the laws of the State of Ohio. We do not hold ourselves out to be experts on the laws of any jurisdiction other than the State of Ohio and United States federal law. Further, we note that the Loan Documents (other than the Mortgage) are stated to be governed by the laws of the State of New York. to the extent the laws of the State of New York (or any other state) govern the matters as to which the opinions expressed herein are rendered, you may rely upon our opinions as opinions with respect to the laws of the State of New York (or any other state) to the extent such laws are construed and applied with the same effect as the laws of the State of Ohio. We express no opinion as to whether the laws of the State of New York (or any other state) are construed or applied with the same effect as the laws of the State of Ohio.

          The opinions set forth herein are rendered as of the date hereof. We undertake no obligation, and disclaim all obligation, to advise you of any subsequent changes or developments in any law or facts which might affect any matters or opinions set forth herein. We express no opinion with regard to any matter which may be governed by the laws of any other jurisdiction.

          This opinion is limited to the matters expressly stated herein. No implied opinion may be inferred to extend this opinion beyond the matters expressly stated herein. The opinions expressed herein are expressed solely to you and your counsel and, without the express written consent of the undersigned, may not be reproduced, filed publicly or relied upon by any other persons (except assignees, transferees or participants of the Bank) for any reason.

                              Very truly yours,



                              Calfee, Halter & Griswold

                                                                       EXHIBIT H

                  ASSIGNMENT OF MONIES DUE AND TO BECOME DUE


Know all men by these presents that VALENTEC SYSTEMS, INC., a Delaware corporation (hereinafter called the "Assignor"), with its principal executive office at 200 Valley Road, Suite 101, Mt. Arlington, New Jersey 07856 for valuable consideration, the receipt of which is hereby acknowledged, hereby sells, assigns and transfers (under the Assignment of Claims Act, 31 U.S.C.
Section 3727 and 41 U.S.C. Section 15) to, CITICORP USA, INC., a Delaware corporation and it successors and assigns (hereinafter called the "Assignee"), with a place of business at 153 East 53rd Street, New York, New York 10043, all monies due and to become due from the United States of America, together with all rights to receive the same, under contract DAAA09-94-C-0532, between the United States of America acting through the Department of the Army and Assignor, for the manufacture, test, packaging, and shipment of the 120MM H.E. Cartridge M933.

Assignor hereby irrevocably authorizes and directs the United States of America to make all payments due under said formal contracts and any and all amendments thereof and supplements thereto directly to Assignee by checks or other orders, payable solely to the order of Assignee. Assignor hereby irrevocably constitutes and appoints Assignee and its designees, its true and lawful attorney, irrevocably with full power of substitution for it and in its name or in the name of Assignor or otherwise, to ask, require, demand and receive and give acquittance for any and all said monies due or to become due, and to endorse the name of Assignor to any checks, drafts or other orders for the payment of money payable to Assignor in payment thereof.

Assignor warrants that it is the lawful owner of all rights under said formal contracts and any and all amendments thereof and supplements thereto; that it has not previously sold, assigned, transferred or otherwise disposed of or encumbered the same; that it has good right to assign same; that its rights thereunder are free from all liens and encumbrances and that it will warrant and defend the same against the lawful claims and demands of all persons. Assignor agrees (1) that, if any payments under said formal contracts or any amendment thereof or supplement thereto shall be made to Assignor, it will receive and hold the same in trust for Assignee and will forthwith upon receipt deliver the same to Assignee in the identical form of payment received by Assignor; and (2) that it will execute and deliver all such further instruments and do all such further acts and things as Assignee may reasonably request or as shall be necessary or desirable to further and more perfectly assure to Assignee its rights under said formal contracts or any amendments thereof or supplements thereto.

Assignor and Assignee agree and acknowledge that this assignment is not subject to further assignment, except that assignment or re-assignment to another financial institution may be made by Assignee.

IN WITNESS WHEREOF, Assignor has caused this instrument to be signed, sealed, and delivered by its proper officer thereunto duly authorized this _____ day of ____________, 1996.

Attest:                                 VALENTEC SYSTEMS, INC.


                                        By: ________________________________

                                        Title: _____________________________

                                                    [Corporate Seal]

STATE OF __________________________)
                                   )  SS.:
COUNTY OF _________________________)

Before me personally appeared _________________ to me know, who being by me dully sworn, did say that, as of the above written date,(s)he is the _________________ of the corporation named in and which executed the foregoing Assignment; that (s)he knows the seal of said corporation; that the seal affixed to said Assignment is the corporate seal of said corporation; that it was so affixed by order of the Board of Directors of said corporation; and that (s)he signed his/her name thereto by like order and by his/her-free act and deed and acknowledged the said Assignment to be the free act and deed of said corporation and that the Assignment was completely explained to him/her.



                                                    ____________________________
                                                    Notary Public

                                                                       EXHIBIT I


                             ASSIGNMENT AGREEMENT
                             --------------------

                     ASSIGNMENT OF INTERESTS, PROCEEDS AND
                     DISTRIBUTIONS ARISING FROM MEMBERSHIP
                    INTEREST IN  LIMITED LIABILITY COMPANY
                    --------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that on the date hereof the undersigned AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (herein called "Assignor"), for good and valuable consideration received, hereby assigns, transfers and sets over to CITICORP USA, INC., a Delaware corporation, with offices at 153 East 53rd Street, New York, New York 10043, and its successors, endorsees and assigns (herein called "Assignee"), and grants to Assignee a first security interest in sixty five percent (65%) of Assignor's rights and interest in and to xxx .xxx Defined terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

          On the date hereof no Operating or other similar agreement has been entered into by the Assignor or the Company and no Capital Interests have been evidenced by any certificates of ownership or other equivalent. All such Collateral Interests together with any Capital Interests which may hereafter come into the possession or be under the control of Assignor, with respect to the Collateral Interests, shall forthwith be delivered by Assignor to Assignee in precisely the form received, except for endorsement, transfer or assignment by Assignor, in the name and in favor of Assignee or its nominee or designee. The Assignee upon the occurrence of an Event of Default shall have the right to transfer to or register in the name of the Assignee the Collateral Interests. Notwithstanding the foregoing, the rights to the Collateral Interests shall, prior to the occurrence and during the continuance of an Event of Default under the Credit Agreement dated March __, 1996, between the Company, the Assignee and certain Subsidiaries of Assignee (the "Credit Agreement"), be retained by Assignor in the first instance, subject to the requirements of said Credit Agreement.

          It is specifically understood that under no circumstances whatsoever does Assignee assume any responsibility of or obligation with respect to, any of the terms, covenants, conditions, obligations or liabilities of the Assignor under or with respect to the Operating Documents and Assignor shall hold Assignee harmless from and with respect to any and all claims arising therefrom or relating thereto other than gross negligence or willful misconduct of a party other than the Assignor.

          The Assignor hereby represents, warrants and covenants to and with Assignee as follows:

          1. The Assignor is a member of the Company and holds the Collateral Interests free and clear of any and all liens and encumbrances whatsoever, except pursuant to this Assignment Agreement and the Permitted Encumbrances. Said Collateral Interests constitute, and are entitled to 65% of the benefits of the allocation of profits and losses, as set forth in the Operating Documents and the distributions with respect thereto.

          2. The Company is in good standing and the Operating Documents is presently in full force and effect in accordance with its terms, without change or modification, and all payments or monies payable thereunder are or will be payable in accordance with the terms thereof without offset, counterclaim or defense against the same, and the Assignors have not heretofore assigned, hypothecated or pledged any interests or rights thereunder.

          3. Assignor has full right, title and authority to execute and deliver this instrument of assignment and will defend Assignee's title against the claims of all persons whomsoever.

          4. The execution, delivery and performance of this Assignment Agreement will not violate any agreement, law, regulation, or the Operating Documents of the Assignor, or any order or decree of any court or governmental instrumentality, and will not conflict with, or result in the breach of, or constitute a default under, any material indenture, mortgage, deed of trust, agreement or other instrument to which the Assignor is a party or by which it is bound, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the material property of the Assignor pursuant to the provisions of any of the foregoing, except for the Lien granted hereunder.

          5. The Assignor is a Delaware corporation and the Company is a limited liability company duly organized under the laws of the Czech Republic and each such entity is validly existing and in good standing under the laws of its place of incorporation without limitation on the duration of its existence.

          6. Assignor will not release, change, modify, vary or amend any of the terms of the Operating Documents of the Company in any respect which may adversely affect the rights or benefits of the Assignee hereunder without the prior written consent of Assignee (which consent shall not be unreasonably withheld) and shall not issue or authorize any certificates of ownership or other equivalent evidencing the Capital Interests or otherwise.

          7. Assignor and/or the Company will perform and observe each and every term, covenant, condition, warranty and obligation to be performed or observed by Assignor in connection with the Operating Documents, and will permit no default to take place or occur thereunder except where failure would not have Material Adverse Effect.

          8. Assignor will make, execute and deliver to Assignee or any designee nominee, representative or agent of Assignee, any and all further instruments, documents or writings deemed necessary or appropriate by Assignee in connection with or in confirmation of this instrument of assignment, as Assignee may request.

          9. This Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable in accordance with its terms.

          10. Upon the occurrence of and during the continuance of an Event of Default, Assignor hereby designates Assignee and authorizes and empowers Assignee to demand from any person, firm or corporation or otherwise, at such time or times as Assignee shall elect, proceeds, monies or other property assigned hereunder and which may be payable to Assignor or to which Assignor presently or may in the future be entitled. Assignee shall have the full and unqualified right, from time to time, to notify any and all persons having an interest in the Company or the Collateral Interests, of this Assignment Agreement and to require payments or delivery directly to Assignee of any payments, compensation, proceeds, monies or other property which are or may at any time be payable or deliverable to Assignor hereunder.

          11. Assignor hereby makes, constitutes and appoints Assignee or any representative, designee or agent authorized by Assignee as its true and lawful attorney irrevocably with full power of substitution or revocation, in its name or otherwise, to make, execute and deliver any endorsements, assignments, transfers and/or financing statements to effectuate the intent or purposes of this instrument of assignment, in the event that the Assignor fails to so do in a timely manner, and acknowledges that the power of attorney granted pursuant hereto is irrevocable and coupled with an interest.

          12. This Assignment Agreement and the obligations and undertakings of Assignor as provided for in this instrument of assignment shall be and constitute collateral security for all Obligations.

          13. Notwithstanding the terms of Section 6 hereunder, in the event that any certificates evidencing any Collateral Interests are issued by the Assignor, such certificates shall be forthwith delivered to the Assignee. In addition, the Assignor shall deliver on the Closing Date an executed but undated Transfer Certificate in the form of Exhibit A attached hereto in respect of any such certificates hereafter issued.

          14. Assignor has consented to this Assignment Agreement as indicated in the resolution approving this Assignment Agreement.

          15. This Assignment Agreement shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns and shall be governed by and construed under the law of the State of New York without reference to the laws on conflicts of law. No modification, amendment or waiver of any of the provisions hereof shall be effective unless in writing, signed by Assignor and Assignee. This Assignment Agreement can be signed in counterpart.

          IN WITNESS WHEREOF, Assignor has executed this Assignment Agreement as of the __ day of March, 1996.

                              AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.



                              By:_______________________________________
                                   Name:
                                   Title:

                              CITICORP USA, INC.



                              By:_______________________________________
                                   Name:
                                   Title:



Acknowledged and Agreed
AUTOMOTIVE SAFETY COMPONENTS
  INTERNATIONAL, s.r.o.



By__________________________________
     Name:
     Title:
     Date:

                                                                       EXHIBIT A
                                                                       ---------

                   TRANSFER CERTIFICATE OF MEMBER'S INTEREST

FOR VALUED RECEIVED, AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.

                                        PLEASE _______ SOCIAL SECURITY OR OTHER
                                             ______________

                                                        -----------------

hereby collaterally sell, assign and transfer unto ---- ----------------- ------

                              CITICORP USA, INC.

________________________________________________________________________________

(____________) Certificate(s) representing 65% of the Member Interests in AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL s.r.o. standing in my (our) name(s) on the books of said Company represented by Member Certificate(s) No(s) ____________________________________ herewith, and do hereby irrevocably constitute and appoint _________________________________________________________
attorney to transfer the said Capital Interests on the books of said Company with full power of substitution in the premises.

Dated March __, 1996



                                             ___________________________________

                                             ___________________________________


In presence of

____________________________

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